                            SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[X] Definitive Proxy Statement                RULE 14C-5(D)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                              TRANSMATION, INC.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                  John A. Misiaszek, Vice President-Finance
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           [TRANSMATION INC. LOGO]

                                AUGUST 15, 1995

     The Annual Meeting of Shareholders of TRANSMATION, INC. (the "Company") will be held at the Hyatt Regency Hotel, 125 East Main Street, Rochester, New York, on Tuesday, August 15, 1995 at 12:00 noon, local time, for the following purposes more fully described in the accompanying proxy statement:

          1. To elect three directors of the Company.

          2. To consider and act upon a proposal to approve and ratify the Transmation, Inc. Amended and Restated 1993 Stock Option Plan.

          3. To consider and act upon a proposal to approve and ratify the Transmation, Inc. Employees' Stock Purchase Plan.

          4. To consider and act upon a proposal to approve and ratify the Transmation, Inc. Amended and Restated Directors' Warrant Plan.

          5. To consider and act upon a proposal to approve and ratify the Transmation, Inc. Directors' Stock Plan.

          6. To consider and act upon a proposal to approve and ratify the selection of Price Waterhouse LLP as the Company's independent auditors for the fiscal year ending March 31, 1996.

          7. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on June 30, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                                     JOHN A. MISIASZEK
                                                         Secretary

     Dated: July 5, 1995

                              TRANSMATION, INC.
                            10 VANTAGE POINT DRIVE
                          ROCHESTER, NEW YORK 14624

                           -----------------------

                               PROXY STATEMENT

                           -----------------------

                             GENERAL INFORMATION

     This proxy statement is furnished to shareholders in connection with the solicitation of proxies by the Board of Directors of Transmation, Inc. (the "Company") to be used at the Annual Meeting of Shareholders of the Company which will be held on Tuesday, August 15, 1995, and at any adjournments thereof (the "Meeting"). This proxy statement and accompanying form of proxy are being first mailed to shareholders on or about July 5, 1995. The proxy, when properly executed and received by the Secretary of the Company prior to the Meeting, will be voted as therein specified unless revoked by filing with the Secretary prior to the Meeting a written revocation or a duly executed proxy bearing a later date. Unless authority to vote for one or more of the director nominees is specifically withheld according to the instructions, a signed proxy will be voted FOR the election of the three director nominees named herein and, unless otherwise indicated, FOR each of the other five proposals described in this proxy statement and the accompanying notice of meeting.

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by use of the mails, directors, officers or regular employees of the Company, without extra compensation, may solicit proxies personally or by telephone or other telecommunication. In addition, the Company has retained Regan & Associates, Inc., a professional solicitation firm, which may assist in soliciting proxies for a fee estimated at $3,000 plus reimbursement of out-of-pocket expenses. The Company has requested persons holding stock for others in their names or in the names of nominees to forward soliciting material to the beneficial owners of such shares and will, if requested, reimburse such persons for their reasonable expenses in so doing.

                                 VOTES REQUIRED

     As of June 30, 1995, the record date for the Meeting, there were 2,395,540 shares of the Company's Common Stock, par value $.50 per share (the "Common Stock"), issued and outstanding. Only shareholders of record on the books of the Company at the close of business on June 30, 1995 are entitled to notice of and to vote at the Meeting and at any adjournments thereof. Each such shareholder is entitled to one vote for each share of Common Stock registered in his name. A majority of the outstanding Common Stock, represented in person or by proxy at the Meeting, will constitute a quorum for the transaction of all business.

     The affirmative vote of at least a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is required for approval and ratification of the Company's (i) Amended and Restated 1993 Stock Option Plan,
(ii) Employees' Stock Purchase Plan, (iii) Amended and Restated Directors' Warrant Plan and (iv) Directors' Stock Plan (collectively, the "Stock Plans"). See "PROPOSAL TO APPROVE AND RATIFY AMENDED AND RESTATED 1993 STOCK OPTION PLAN," "PROPOSAL TO APPROVE AND RATIFY EMPLOYEES' STOCK PURCHASE PLAN," "PROPOSAL TO APPROVE AND RATIFY AMENDED AND RESTATED DIRECTORS' WARRANT PLAN," and "PROPOSAL TO APPROVE AND RATIFY DIRECTORS' STOCK PLAN." Pursuant to an Employment Agreement, dated as of April 1, 1995, between the Company and Robert
G. Klimasewski, the Company's President and Chief Executive Officer, and as part of the inducement and consideration therefor, each of the other directors of the Company has given Mr. Klimasewski his irrevocable proxy to vote all of his shares entitled to vote at the Meeting in favor of approval and ratification of each of the Stock Plans. See "SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT" and "EXECUTIVE COMPENSATION--EMPLOYMENT AGREEMENTS." Accordingly, an aggregate of 721,168 shares of Common Stock (including Mr. Klimasewski's shares), or 30.1% of the shares outstanding and entitled to vote at the Meeting, will be voted in favor of approval and ratification of each of the Stock Plans.

     Shareholders are entitled to cumulate votes in the election of directors provided a shareholder gives the President, a Vice President or the Secretary of the Company notice that he desires that voting at the Meeting be cumulative. Such notice must be in writing and must be given at least 48 hours before the time fixed for holding the Meeting. In addition, a formal announcement must be made at the commencement of the Meeting by the Chairman, the Secretary or by or on behalf of the shareholder, stating that such notice has been given. In the event such notice is not received by the Company within the prescribed time, shareholders will not be entitled to cumulate votes.

                             ELECTION OF DIRECTORS

     Three of the Company's nine current directors are to be elected by the shareholders at the Meeting, each to hold office for a term expiring in 1998 or until his successor is duly elected and qualifies.

     The Board of Directors recommends the election of the three nominees named below, all of whom are currently directors of the Company. Unless authority to vote for one or more of the nominees is specifically withheld according to the instructions, proxies in the enclosed form will be voted FOR the election of each of the three nominees named below. The votes represented by such proxies may be cumulated if notice is given as described in "VOTES REQUIRED."

     The Board of Directors does not contemplate that any of the nominees will be unable to serve as a director, but if that contingency should occur prior to the voting of the proxies, the persons named in the enclosed proxy reserve the right to vote for such substitute nominee or nominees as they, in their discretion, shall determine.

                       PROPOSED FOR ELECTION AS DIRECTORS
                           AT THE 1995 ANNUAL MEETING

                                                                                                           DIRECTOR
                                          NAME AND BACKGROUND                                                SINCE
                                          -------------------                                                -----
GERALD R. KATZ, age 77, is retired. He was President of Capital Industrial Finishing Inc., Rochester,        1974
  New York (finisher of industrial parts) from 1980 to 1983.

ROBERT G. KLIMASEWSKI, age 52, has served as President and Chief Executive Officer of the Company since      1982
  June 1994. He is also Vice Chairman of Burleigh Instruments, Inc., Rochester, New York (manufacturer of laser instrumentation and micropositioning equipment), which he founded in 1972.

PHILIP P. SCHULP, age 63, is a Vice President of the Company. He served as Vice President-Sales from         1974
  1987 to 1991, and as a Vice President in other capacities since 1973.

                      DIRECTORS WHOSE TERMS DO NOT EXPIRE
                           AT THE 1995 ANNUAL MEETING

     The following table sets forth certain information with respect to each director of the Company whose term in office does not expire at the Meeting.

                                                                              DIRECTOR       TERM
                           NAME AND BACKGROUND                                  SINCE       EXPIRES
                           -------------------                                --------      -------
WILLIAM J. BERK, age 70, is retired. He founded the Company and served as        1964         1996
  its President and Chief Executive Officer from 1964 until June 1994.

ANGELO J. CHIARELLA, age 61, has served as President and General Manager         1967         1996
  of Midtown Holdings Corp., Rochester, New York (commercial real estate)
  since 1963. He also serves on the Board of Directors of Rochester Gas &
  Electric Corporation.

CORNELIUS J. MURPHY, age 64, has served as Chairman of the Board of the          1991         1997
  Company since January 1995. He has been Senior Vice President in the
  Rochester, New York office of Goodrich & Sherwood Company (human resources management consulting) since 1989. For over 35 years prior to that, he was employed by Eastman Kodak Company in various executive positions, most recently Senior Vice President and a Director in the office of the Chairman. Mr. Murphy also serves on the Board of
  Directors of Rochester Gas & Electric Corporation.

JOHN W. OBERLIES, age 56, has served as Executive Vice President and             1987         1996
  Chief Operating Officer of LeChase Construction, Rochester, New York
  (general construction) since 1990. For more than five years prior to that he was Senior Vice President, Customer & Administrative Services,
  of Rochester Gas & Electric Corporation (public utility).

DR. HARVEY J. PALMER, age 49, is Professor and Chair of Chemical                 1987         1997
  Engineering in the College of Engineering and Applied Science of the
  University of Rochester, Rochester, New York (education and scientific research), where he has been a member of the faculty since 1971.

ARTHUR M. RICHARDSON, age 68, has been President of Richardson Capital           1985         1997
  Corp., Rochester, New York (investments) since 1986. From 1974 to 1986 he served as Chairman and Chief Executive Officer of Security N.Y.
  State Corp., Rochester, New York (commercial bank holding company). Mr.
  Richardson also serves on the Boards of Directors of Rochester Gas &
  Electric Corporation, Goulds Pumps, Inc. and Raymond Corporation.

     The Board of Directors held 12 meetings during the fiscal year ended March 31, 1995 ("Fiscal 1995"). Each director attended at least 75% of the total of such Board meetings and meetings of Board Committees on which he served, except for Arthur M. Richardson, who attended nine of 13 such meetings.

     The Board of Directors has established, among other Committees, an Audit Committee, a Compensation and Benefits Committee, and a Nominating Committee of the Board of Directors.

     The current members of the Audit Committee are Messrs. Richardson (Chairman), Chiarella and Katz. The Committee held one meeting during Fiscal 1995, at which it reviewed with Price Waterhouse LLP, the Company's independent auditors, the Company's financial statements and internal accounting procedures, Price

Waterhouse LLP's auditing procedures and fees, and the possible effects of professional services upon the independence of Price Waterhouse LLP.

     The current members of the Compensation and Benefits Committee are Messrs. Murphy (Chairman), Berk and Chiarella. The Committee makes recommendations to the Board with respect to compensation and benefits paid to the Company's management and acts as the Stock Option Committee of the Board (see "EXECUTIVE COMPENSATION"). The Compensation and Benefits Committee held five meetings during Fiscal 1995.

     The current members of the Nominating Committee are Messrs. Klimasewski (Chairman), Murphy and Dr. Palmer. The purpose of the Nominating Committee is to consider and establish procedures regarding nominations to the Board submitted by shareholders. The Committee held no meetings during Fiscal 1995. Shareholder recommendations for nomination to the Board should be sent to the Company, to the attention of the President.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

     The following table sets forth certain information as of June 30, 1995 regarding the only person known to the Company to be the record or beneficial owner of more than 5% of the Common Stock.

                             NUMBER OF SHARES
    NAME AND ADDRESS          OF COMMON STOCK        PERCENT OF
   OF BENEFICIAL OWNER      BENEFICIALLY OWNED (1)    CLASS (1)
   -------------------      ----------------------    --------
William J. Berk                    565,084              23.6%
c/o Transmation, Inc.
10 Vantage Point Drive
Rochester, NY 14624

- - ---------
(1) As reported by Mr. Berk as of June 30, 1995, with such percentage based on 2,395,540 shares issued and outstanding.

     The following table sets forth certain information as of June 30, 1995 regarding the Common Stock held by (i) the directors of the Company, (ii) the "Named Executives" (see "EXECUTIVE COMPENSATION"), and (iii) all directors and executive officers of the Company as a group.

                                     NUMBER OF SHARES
                                     OF COMMON STOCK        PERCENT OF
    NAME OF BENEFICIAL OWNER        BENEFICIALLY OWNED (1)  CLASS (1)
    ------------------------        ----------------------  ---------
William J. Berk                            565,084              23.6%
Angelo J. Chiarella                         16,000(2)            0.7
Gerald R. Katz                              33,500               1.4
Robert G. Klimasewski                        6,400(3)(4)         0.3
Cornelius J. Murphy                          2,800(3)            0.1
John W. Oberlies                             2,200(3)            0.1
Harvey J. Palmer                             5,200(3)            0.2
Arthur M. Richardson                         4,500(3)            0.2
Philip P. Schulp                           103,084(5)            4.3
Eric W. McInroy                                  0                 -
Thomas R. Crumlish                          20,005(6)            0.8
All directors and executive
officers as a group (12 persons)           794,045(7)           32.6

- - ---------
(1) As reported by such persons as of June 30, 1995, with percentages based on 2,395,540 shares issued and outstanding except where the issuance of shares pursuant to presently exercisable options and warrants indicated in the other footnotes hereto would increase the number of shares owned by such person and the number of shares outstanding.

                                                           (Footnotes continued)

(2) Includes 3,200 shares jointly owned by Mr. Chiarella and his wife, and a presently exercisable warrant to purchase 1,500 shares.

(3)  Includes a presently exercisable warrant to purchase 1,500 shares.

(4) Does not include an aggregate of 716,268 additional shares, or approximately 30% of the shares outstanding, owned by the other directors and covered by irrevocable proxies given to Mr. Klimasewski to vote at the Meeting in favor of approval and ratification of each of the Stock Plans. See "VOTES REQUIRED."

(5) Includes 400 shares owned by Mr. Schulp's wife, and a presently exercisable option to purchase 5,000 shares.

(6) Includes presently exercisable options to purchase an aggregate of 20,000 shares.

(7) Includes presently exercisable options and warrants to purchase an aggregate of 39,000 shares.

                               EXECUTIVE OFFICERS

     The Company is currently served by four executive officers, who are elected annually by the Board of Directors and serve until their successors are elected and qualify:

ROBERT G. KLIMASEWSKI, age 52, has served as President and Chief Executive Officer of the Company since June 1994. He has served as a director of the Company since 1982, and is also the Vice Chairman of Burleigh Instruments, Inc., a manufacturer of laser instrumentation and micropositioning equipment, which he founded in 1972.

THOMAS R. CRUMLISH, age 39, is a Vice President of the Company and President of the Company's Instrument Division, positions he has held since September 1994. From October 1992 to September 1994, Mr. Crumlish served as Executive Vice President and Chief Operating Officer of the Company, and from August 1991 until October 1992 he served as Vice President-Sales. For more than five years prior to that, Mr. Crumlish was the Company's International Business Manager.

ERIC W. MCINROY, age 48, is President of the Company's Transcat Division and Vice President of Transmation (Canada) Inc., positions he has held since 1982 and 1979, respectively. Since August 1992, Mr. McInroy has also served as a Vice President of the Company.

JOHN A. MISIASZEK, age 47, is Vice President-Finance of the Company, a position he has held since 1982. Mr. Misiaszek, a certified public accountant who has been with the Company since 1975, has also served as Secretary and Treasurer of the Company for more than the past five years.

                             EXECUTIVE COMPENSATION

     Shown on the table below is information on the annual and long-term compensation for services rendered to the Company in all capacities, for the fiscal years ended March 31, 1995, 1994 and 1993, paid by the Company to those persons who were, at March 31, 1995, the Chief Executive Officer of the Company and each other executive officer of the Company who earned over $100,000 during Fiscal 1995 (collectively, the "Named Executives").

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG TERM
                             ANNUAL COMPENSATION                                COMPENSATION
- - ---------------------------------------------------------------------------     ------------
                                                               OTHER ANNUAL        OPTION        ALL OTHER
        NAME AND                        SALARY      BONUS      COMPENSATION        GRANTS      COMPENSATION
   PRINCIPAL POSITION        YEAR       ($)(1)     ($)(1)         ($)(2)           (POUND)        ($)(3)
   ------------------        ----       ------     ------      ------------        ------      ------------
Robert G. Klimasewski        1995     $  108,788  $       0      $   0              100,000(5)   $       0
President and Chief
Executive Officer (4)

Eric W. McInroy              1995     $  144,000  $       0      $   0               15,000      $     960
President, Transcat          1994        122,200          0          0                    0          1,528
Division                     1993        112,200     15,000          0                    0          3,297

Thomas R. Crumlish           1995     $  104,000  $       0      $   0               15,000      $   1,228
President, Instrument        1994        102,200          0          0                    0          1,278
Division                     1993         78,200     15,000          0               25,000            978

(1) The amounts shown include cash compensation earned and paid during the fiscal year indicated as well as cash compensation deferred at the election of the Named Executive into the Company's Long Term Savings and Deferred Profit Sharing Plan (the "401(k) Plan").

(2) Does not include the value of perquisites and other personal benefits because the aggregate amount of such compensation for any year does not exceed 10% of the total amount of annual salary and bonus for any Named Executive.

(3)  The amounts shown include Company contributions to the 401(k) Plan.

(4) Mr. Klimasewski became President and Chief Executive Officer of the Company late in the first quarter of Fiscal 1995. Prior to that, he served as an outside director of the Company but was not employed by the Company in any capacity. The amount shown as salary includes $2,450 in standard outside directors' fees paid to Mr. Klimasewski in Fiscal 1995 prior to his becoming President and Chief Executive Officer. See "EXECUTIVE COMPENSATION--OUTSIDE DIRECTOR COMPENSATION."

(5) All of such options are conditional options, granted conditioned on the shareholders' approval and ratification of the Amended and Restated 1993 Stock Option Plan at the Meeting. See "PROPOSAL TO APPROVE AND RATIFY AMENDED AND RESTATED 1993 STOCK OPTION PLAN." Failing such approval and ratification, all of such options will be automatically cancelled.

STOCK OPTIONS

     Shown below is further information on grants of stock options during Fiscal 1995 to the Named Executives. The Company has no provision for stock appreciation rights.

                          OPTION GRANTS IN FISCAL 1995

                                  INDIVIDUAL GRANTS

                                                                                         POTENTIAL REALIZABLE
                                                                                                 VALUE
                                                PERCENT OF                              AT ASSUMED ANNUAL RATE
                                                   TOTAL                                          OF
                                                  OPTIONS                                     STOCK PRICE
                                                GRANTED TO                                   APPRECIATION
                                OPTIONS          EMPLOYEES     EXERCISE                  FOR OPTION TERM (1)
                                GRANTED          IN FISCAL       PRICE     EXPIRATION   --------------------
          NAME                  (NUMBER)           YEAR         ($/SH)        DATE        5% ($)     10% ($)
          ----                  -------            ----         ------        ----      --------------------
Robert G. Klimasewski         100,000(2)(3)        36.5%        $4.25      1/16/2000    $117,000    $259,000

Eric W. McInroy                15,000(3)            5.5%        $4.25      1/16/2000     $17,550     $38,850

Thomas R. Crumlish             15,000(3)            5.5%        $4.25      1/16/2000     $17,550     $38,850

(1) The dollar amounts in these columns are the result of calculations of potential realizable value at the 5% and 10% rates set by the Securities and Exchange Commission (the "SEC") and are not intended to forecast future appreciation of the Common Stock. There can be no assurance that the Common Stock will perform at the assumed annual rates shown in the table. The Company will neither make nor endorse any predictions as to future stock performance. As an alternative to the assumed potential realizable values stated in the 5% and 10% columns, SEC rules would permit stating the present value of such options at the date of grant. Methods of computing present value suggested by different authorities can produce significantly different results. Moreover, since stock options granted by the Company are not transferable, there is no objective criteria by which any computation of present value can be verified. Consequently, the Company's management does not believe there is a reliable method of computing the present value of such stock options.

(2) All of such options are conditional options, granted conditioned on the shareholders' approval and ratification of the Amended and Restated 1993 Stock Option Plan at the Meeting. See "PROPOSAL TO APPROVE AND RATIFY AMENDED AND RESTATED 1993 STOCK OPTION PLAN." Failing such approval and ratification, all of such options will be automatically cancelled.

(3) None of such options vest or become exercisable unless and until the market price of the Common Stock reaches and maintains certain specified levels. See "PROPOSAL TO APPROVE AND RATIFY AMENDED AND RESTATED 1993 STOCK OPTION PLAN."

     No Named Executive exercised any stock options during Fiscal 1995. Shown below is information with respect to the unexercised options to purchase Common Stock granted prior to or during Fiscal 1995 to the Named Executives and held by them at the end of Fiscal 1995.

                         FISCAL YEAR-END OPTION VALUES

                                                                               VALUE OF ALL UNEXERCISED
                                           UNEXERCISED OPTIONS HELD            IN-THE-MONEY OPTIONS AT
                                              AT FY-END (NUMBER)                    FY-END ($) (1)
                                        ------------------------------      ------------------------------
NAME                                    EXERCISABLE      UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
- - ----                                    -----------      -------------      -----------      -------------
Robert G. Klimasewski                      4,000(2)        101,000(3)        $ 7,062(2)       $108,563(3)
Eric W. McInroy                                0            15,000(4)              0          $ 15,938(4)
Thomas R. Crumlish                        19,000            26,000(5)        $46,938          $ 42,125(5)

(1) Expressed as the excess of the market value of the Common Stock at fiscal year-end ($5.31 per share) over the exercise price of the option.

(2) Represents warrants granted in 1990 and 1993, under the Directors' Warrant Plan, when Mr. Klimasewski was an outside director of the Company.

(3) Includes conditional options to purchase 100,000 shares granted conditioned on the shareholders' approval and ratification of the Amended and Restated 1993 Stock Option Plan at the Meeting. Failing such approval and ratification, all of such options will be automatically cancelled. Assuming such approval and ratification, none of such options vest or become exercisable unless and until the market price of the Common Stock reaches and maintains certain specified levels. See "PROPOSAL TO APPROVE AND RATIFY AMENDED AND RESTATED 1993 STOCK OPTION PLAN." Also includes warrants to purchase 1,000 shares granted in 1993, under the Directors' Warrant Plan, when Mr. Klimasewski was an outside director of the Company.

(4) None of such options vest or become exercisable unless and until the market price of the Common Stock reaches and maintains certain specified levels. See "PROPOSAL TO APPROVE AND RATIFY AMENDED AND RESTATED 1993 STOCK OPTION PLAN."

(5) Includes options to purchase 15,000 shares, none of which vest or become exercisable unless and until the market price of the Common Stock reaches and maintains certain specified levels. See "PROPOSAL TO APPROVE AND RATIFY AMENDED AND RESTATED 1993 STOCK OPTION PLAN."

EMPLOYMENT AGREEMENTS

     During Fiscal 1995 the Company and Mr. Klimasewski were party to an employment agreement dated June 29, 1995, the compensation provisions of which are described in "EXECUTIVE COMPENSATION--REPORT OF THE COMPENSATION AND BENEFITS COMMITTEE WITH RESPECT TO EXECUTIVE COMPENSATION." Pursuant to that employment agreement, which expired on March 31, 1995, Mr. Klimasewski also agreed not to compete with the Company during the term thereof.

     Effective April 1, 1995, the Company and Mr. Klimasewski entered into a new one-year employment agreement (the "Employment Agreement"), subject to a one-year renewal, that is terminable by either party on 30 days' notice. The compensation provisions of the Employment Agreement are described in "EXECUTIVE COMPENSATION--REPORT OF THE COMPENSATION AND BENEFITS COMMITTEE WITH RESPECT TO EXECUTIVE COMPENSATION." Mr. Klimasewski has also agreed not to compete with the Company during the term of the Employment Agreement. In addition, because Mr. Klimasewski views the Stock Plans as essential elements of his program for improving the Company's performance, the Employment Agreement required, as part of the inducement and consideration therefor, that each of the other directors of the Company give Mr. Klimasewski his irrevocable proxy to vote all of his shares at the Meeting in favor of approval and ratification of each of the Stock Plans. See "VOTES REQUIRED."

REPORT OF THE COMPENSATION AND BENEFITS COMMITTEE
WITH RESPECT TO EXECUTIVE COMPENSATION

     The following report of the Compensation and Benefits Committee (the "Committee") required by the rules of the SEC to be included in this Proxy Statement shall not be deemed incorporated by reference by any statement incorporating this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under either such Act.

     The following discussion applies to the compensation of all of the Company's senior executives, including the Named Executives and Robert G. Klimasewski, the Chief Executive Officer, except to the extent that certain elements of Mr. Klimasewski's compensation are fixed pursuant to contract with the Company (see "CHIEF EXECUTIVE OFFICER COMPENSATION" later in this Report).

     EXECUTIVE COMPENSATION PHILOSOPHY. The goals of the Company's executive compensation program are to align compensation with business objectives and performance, and to enable the Company to attract, retain and reward executives who contribute to the long-term success of the Company and each of its business Divisions and contribute to increasing shareholder value. The Company attempts to compensate its executives competitively. To ensure that compensation is competitive, the Company periodically compares its compensation practices with those of comparable companies and adjusts its compensation parameters based on this review. More importantly, the Company's executive compensation program is intended to compensate sustained performance. Executives are rewarded based upon corporate performance, Divisional performance and individual performance. Corporate performance and Divisional performance are evaluated by reviewing the extent to which strategic and business plan goals are met, including such factors as operating profit and performance relative to benchmarks. Individual performance is evaluated by reviewing organizational and management development progress against set objectives. The primary criteria for individual performance are as follows:

     .Company-wide profitability in excess of an annually predetermined amount is a prerequisite to the payment of any incentive compensation, so that every executive is motivated to achieve profitability for the entire Company

     .Incentive compensation is measured by the Company's and each Division's success in meeting key line items in the Company's budget, particularly profits

     .Divisional success for purposes of incentive compensation is measured by gross margin and Divisional profitability

     .Controlling expenses, as measured against budget, is rewarded

     .Sales and orders in each Division are rewarded

     In the first quarter of each fiscal year, the Committee reviews with the Chief Executive Officer and approves, with any modifications it deems appropriate, an annual salary plan for the executives other than the Chief Executive Officer (whose salary is fixed by contract). This salary plan is developed under the ultimate direction of the Chief Executive Officer based on industry peer group information and performance judgments as to the past and expected future contributions of each executive.

     During the early part of each fiscal year, the Chief Executive Officer sets individualized objectives and key goals for each of the Company's executives in keeping with the performance criteria set forth above. During each fiscal year, the Chief Executive Officer gives executives ongoing feedback on performance. After the end of the fiscal year, the Chief Executive Officer evaluates each executive's accomplishment of objectives and attainment of key goals and provides performance appraisals to the Committee along with recommendations on salary, bonuses and stock options. The performance appraisals and recommendations are considered by the Committee in deciding whether to grant performance awards and in establishing the base salary for executives for the next fiscal year. Similar objective-setting, feedback and evaluation with respect to the Chief Executive Officer's performance is provided by the Chairman of the Committee.

     EXECUTIVE COMPENSATION PROGRAM. The Company's executive compensation program is structured to attract and retain key executives capable of improving products, promoting technological innovation, fostering teamwork and motivating employees, all with the ultimate goal of improving profitability and enhancing shareholder value.

     The annual cash compensation paid to executives consists of a base salary and cash bonuses. Salaries are reviewed by the Committee on an annual basis and may be changed at that time based on (i) information derived from the evaluation procedures described above and a determination that an individual's contributions to the Company have increased or decreased, (ii) changes in competitive compensation levels, and (iii) changes in the Company's business prospects.

     Performance awards in the form of cash bonuses are awarded under the Company's Annual Executive Bonus Plan, which is approved by the Board of Directors on the recommendation of the Committee. Under this Plan, the Company must first make a profit at a level determined by the Board of Directors before any cash bonuses are paid to executives. For profits above this amount, a bonus is established upon which an individual executive would receive a cash bonus based on his individual performance against pre-established goals for his job classification. Based on the Company's financial performance in Fiscal 1995, none of the Company's senior executives was awarded a bonus for Fiscal 1995.

     Long-term incentives are intended to be provided through the grant of stock options under the Amended and Restated 1993 Stock Option Plan. The Committee views stock options as a means of aligning the long range interests of all employees, including executives, with those of the shareholders by providing them with the opportunity to build a meaningful stake in the Company. During Fiscal 1995, the Committee granted to an aggregate of 48 employees (including all of the executive officers) options and conditional options to purchase an aggregate of 273,600 shares of Common Stock. These options are directly dependent on increasing shareholder value because they do not vest and become exercisable until the market price of the Common Stock reaches specified levels. See "EXECUTIVE COMPENSATION--STOCK OPTIONS" and "PROPOSAL TO APPROVE AND RATIFY AMENDED AND RESTATED 1993 STOCK OPTION PLAN."

     Executive and other employees are also entitled to participate in the Company's Long-Term Savings and Deferred Profit Sharing Plan, a 401(k) plan.

     CHIEF EXECUTIVE OFFICER COMPENSATION. Robert G. Klimasewski was elected President and Chief Executive Officer of the Company on June 29, 1994 upon the resignation of William J. Berk, the Company's founder. While it was initially contemplated that Mr. Klimasewski would serve as such on an interim basis only, the Board subsequently determined, and Mr. Klimasewski agreed, that he would serve as President and Chief Executive Officer on a customary year-to-year basis.

     During Fiscal 1995, Mr. Klimasewski was compensated pursuant to an employment agreement with the Company, which expired on March 31, 1995, which contemplated such interim service and provided for compensation solely in the form of a salary at the rate of $144,000 per year (plus, at Mr. Klimasewski's election, the benefits provided to other senior executives of the Company). As part of his request of management-level employees to make sacrifices while the Company was in a difficult period of turn-around, Mr. Klimasewski voluntarily deferred receipt of his entire salary until August 7, 1994, and thereafter voluntarily deferred receipt of 20% of his salary until January 1, 1995. Such salary deferrals, along with those of all other employees, were paid in full prior to the end of Fiscal 1995.

     The Committee, with the concurrence of the Board of Directors, credits the Company's financial performance in Fiscal 1995 in large measure to Mr. Klimasewski's leadership. The Company posted net income of $381,785 in Fiscal 1995 compared to a net loss of $586,234 in Fiscal 1994 (or a net loss of $756,234 in Fiscal 1994 before the cumulative effect of an accounting principle change). This amounted to net income of $0.16 per share in Fiscal 1995 compared to a net loss of $0.25 per share in Fiscal 1994 (or a net loss of $0.32 per share in Fiscal 1994 before the cumulative effect of the accounting principle change). In addition, net sales increased almost 10% to approximately $37.3 million in Fiscal 1995 from approximately $34 million in Fiscal 1994.

     In view of the Company's performance under Mr. Klimasewski's leadership, the Board, on the Committee's recommendation, increased his salary to $200,000 per year effective January 1, 1995. In addition, as a long-term incentive to enhancing shareholder value, Mr. Klimasewski was awarded conditional options to purchase 100,000 shares of Common Stock. Such options are not effective unless the shareholders approve the Amended and Restated 1993 Stock Option Plan, and they do not vest and become exercisable until the market price of the Common Stock reaches specified levels. See "EXECUTIVE COMPENSATION--STOCK OPTIONS" and "PROPOSAL TO APPROVE AND RATIFY AMENDED AND RESTATED 1993 STOCK OPTION PLAN."

     Effective April 1, 1995, Mr. Klimasewski and the Company entered into the new Employment Agreement, approved by the Board of Directors on the Committee's recommendation, which reflects the Board's assessment of Mr. Klimasewski's ability and dedication to provide the leadership and vision necessary to enhance the long-term value of the Company. Under the Employment Agreement, which expires on March 31, 1996 but may be renewed for one year thereafter if both parties so elect by February 1, 1996, Mr. Klimasewski's annual salary is $150,000 (plus an automobile allowance of $1,000 per month and, at Mr. Klimasewski's election, the benefits provided to other senior executives of the Company).

     The Committee believes that the Employment Agreement fixes Mr. Klimasewski's salary and benefits at a level that is lower than what is competitive with amounts paid to other chief executive officers with comparable qualifications, experience, responsibilities and proven results at similarly positioned companies. Therefore, as an annual incentive, the Employment Agreement also provides for (i) a $50,000 cash bonus if the Company's pre-tax profits for the fiscal year, before payment of any bonuses, reach $550,000, and
(ii) a further cash bonus in twice the amount provided with respect to Mr. Klimasewski by the Company's Annual Executive Bonus Plan. As a further commitment to the Company by Mr. Klimasewski, he has agreed in the Employment Agreement to apply 50% of the after-tax amount of this latter cash bonus to the purchase of Common Stock. Finally, under the Employment Agreement Mr. Klimasewski was paid in the fiscal year ending March 31, 1996 ("Fiscal 1996") a one-time cash bonus of $100,000 as an incentive to entering into the Employment Agreement.

     The Employment Agreement is terminable by either party on 30 days' notice, but if the Company terminates the Employment Agreement without cause (as defined in the Employment Agreement) Mr. Klimasewski will be entitled to severance in an amount equal to the total compensation (including bonuses, benefits and stock compensation) payable to him during the 12 months immediately preceding termination.

                                             COMPENSATION AND BENEFITS COMMITTEE

                                               Cornelius J. Murphy, Chairman
                                               William J. Berk
                                               Angelo J. Chiarella

INSIDER PARTICIPATION IN COMPENSATION AND BENEFITS COMMITTEE

     The President and Chief Executive Officer of the Company consults with the Compensation and Benefits Committee. He participates in discussions of the Committee and makes recommendations to it, but he does not vote or otherwise participate in the Committee's ultimate determinations. The Board of Directors believes that it is wise and prudent to have the President and Chief Executive Officer so participate in the operations of the Compensation and Benefits Committee because his evaluations and recommendations with respect to the compensation and benefits paid to executives other than himself are extremely valuable to the Committee. However, the President and Chief Executive Officer neither participates nor is otherwise involved in the deliberations of the Compensation and Benefits Committee with respect to his own compensation and benefits.

STOCK PRICE PERFORMANCE GRAPH

     Set forth below is a line graph comparing, for the five most recent fiscal years, the cumulative total shareholder return on the Common Stock, based on the market price thereof, with the cumulative total return of companies on the Standard & Poor's 500 Stock Index and the Standard & Poor's High Tech Composite Index.

                 TOTAL RETURN TO SHAREHOLDER-DIVIDENDS REINVESTED

                                      ANNUAL RETURN PERCENTAGE
                                            YEARS ENDING
COMPANY/INDEX                  Mar91    Mar92    Mar93    Mar94    Mar95
- - ------------------------------------------------------------------------
S&P 500 INDEX                  14.41    11.04    15.23     1.47    15.57
TRANSMATION INC                -8.33   -18.18    61.11    17.24    24.99
HIGH TECH COMPOSITE             9.17     2.33     9.88    17.62    26.54



                                          INDEXED RETURNS
                                            YEARS ENDING
COMPANY/INDEX         Mar90    Mar91    Mar92    Mar93    Mar94    Mar95
- - ------------------------------------------------------------------------
S&P 500 INDEX        100.00   114.41   127.05   146.39   148.55   171.68
TRANSMATION INC      100.00    91.67    75.00   120.83   141.67   177.07
HIGH TECH COMPOSITE  100.00   109.17   111.71   122.75   144.38   182.71

ASSUMES $100 INVESTED ON MARCH 31, 1990 IN THE COMPANY'S COMMON STOCK, THE COMPANIES COMPRISING THE STANDARD & POOR'S 500 STOCK INDEX AND THE COMPANIES COMPRISING THE STANDARD & POOR'S HIGH TECH COMPOSITE INDEX.

     There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the graph above. The Company will neither make nor endorse any predictions as to future stock performance.

     The Stock Price Performance Graph above shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under either such Act.

OUTSIDE DIRECTOR COMPENSATION

     During Fiscal 1995 the Company paid cash directors' fees aggregating $33,250 to the non-employee directors of the Company (including, during the first quarter of Fiscal 1995, Mr. Klimasewski), consisting for each such director of a $350 attendance fee for each meeting of the Board of Directors and of a Special Committee of the Board attended. The Company also has a policy of paying each outside director a $1,000 retainer fee, but in Fiscal 1995 the Board voluntarily deferred payment thereof.

     During the fourth quarter of Fiscal 1995 the Board adopted the Directors' Stock Plan, which provides for the issuance of shares of Common Stock, in lieu of cash directors' fees, to outside directors who so elect. See "PROPOSAL TO APPROVE AND RATIFY DIRECTORS' STOCK PLAN." Six of the Company's seven outside directors elected to participate in the Directors' Stock Plan during the fourth quarter of 1995, and an aggregate of 1,200 shares of Common Stock were so issued to them.

     The Company did not have any other standard arrangements with directors during Fiscal 1995 except for reimbursement of travel expenses to attend Board meetings.

                              RELATED TRANSACTIONS

     The Company had an Employment Agreement, effective April 1, 1990, with William J. Berk, its former Chairman of the Board, President and Chief Executive Officer, which terminated upon Mr. Berk's retirement on February 28, 1995. Pursuant to the terms of this employment agreement, Mr. Berk was paid in Fiscal 1995 a base salary of $137,500, plus an incentive bonus equal to 6% of the Company's annual pre-tax net operating income, or $19,654. The Company also maintained a medical expense reimbursement plan for Mr. Berk's benefit, limited to $10,000 per fiscal year, and agreed to reimburse him for actual out-of-pocket costs for accounting and legal fees and expenses incurred by him or his dependents, limited to $10,000 per fiscal year. Mr. Berk has agreed that he will not compete with the Company for so long as he receives payments from the Company in any form.

     Pursuant to a Consulting Agreement with Mr. Berk dated April 1, 1979 and amended April 1, 1990, the Company will retain him as a consultant for 20 years commencing March 1, 1995, and will pay him $30,000 a year for the first ten years and $20,000 a year for the remainder. Such payments are not dependent upon the actual rendering of consulting services. Throughout the consulting period the Company must also provide Mr. Berk with substantially the same fringe benefits as were provided to him when he was employed by the Company.

     Pursuant to a Disability, Supplemental Death Benefit and Retirement Agreement with Mr. Berk dated April 1, 1979 and amended April 1, 1990, the Company must make annual payments to Mr. Berk, commencing March 1, 1995 and continuing for the rest of his life, in the amount of $96,456. Upon Mr. Berk's death, his wife, if she survives him, will be paid annually 60% of that amount for the rest of her life. The payments due under this agreement are not insured or funded nor are any assets segregated or set aside for the benefit of Mr. Berk or his wife.

     Pursuant to a Stock Registration and Repurchase Agreement with Mr. Berk dated April 1, 1979 and amended April 1, 1990, if at any time during Mr. Berk's lifetime and for a period of five years thereafter, the Company proposes to register and sell any of its shares through a public offering, Mr. Berk or his estate will have the right to register the same number of his shares as are being registered by the Company. All costs and expenses of such registration will be borne by the Company, except for any underwriting discounts attributable to Mr. Berk's shares and expenses of his counsel, if any. In addition, within five years after Mr. Berk's death, his estate has the right to cause the Company to register for sale all or any portion of the shares owned by the estate. The Company is bound to provide such demand registration only once during such five-year period. In addition, at the request of Mr. Berk's estate, the Company will redeem from his estate the maximum number of shares permitted by ()303 of the Internal Revenue Code (the "Code"), at a redemption price equal to the market value of the Common Stock at the time of his death, except that no such redemption will be required if it would cause a default under any agreement of the Company or a violation of law. The Company has agreed to use its best efforts to obtain a waiver or modification of any agreement or take such proper corporate action to cure any violation of law so as to enable the redemption to take place.

     During Fiscal 1995 the Company maintained an ordinary $200,000 insurance policy on Mr. Berk's life. Pursuant to a Split Dollar Agreement between the Company and Mr. Berk, upon Mr. Berk's retirement on February 28, 1995, the Company assigned its interest in the $134,285 cash value of the policy to Mr. Berk without any additional payment by him.

                         PROPOSAL TO APPROVE AND RATIFY
                  AMENDED AND RESTATED 1993 STOCK OPTION PLAN

     BACKGROUND AND PURPOSE: At the 1993 Annual Meeting, the shareholders approved the Transmation, Inc. 1993 Stock Option Plan (the "1993 Plan"). The 1993 Plan is designed to provide incentives in the form of stock options to executive and other key employees of the Company and its subsidiaries (collectively, "key employees"), and is intended to motivate key employees to excel in their work, influence key employees to align their prospects with that of the shareholders, and serve the Company as a compensation vehicle that will help to attract, hire and retain superior key employees.

     On January 17, 1995 and June 6, 1995, in an effort to expand the class of employees intended to benefit from the 1993 Plan and ensure that the compensation opportunities of substantially all of the Company's employees are tied to shareholder value, the Board of Directors approved amendments to the 1993 Plan and adopted the Transmation, Inc. Amended and Restated 1993 Stock Option Plan (the "Amended Option Plan"), and directed that the Amended Option Plan be submitted to the shareholders for their approval and ratification at the Meeting. The Board of Directors believes that the amendments reflected in the Amended Option Plan will increase and strengthen the motivation of participating employees in their efforts on behalf of the Company. In particular, the Board of Directors believes that the vesting requirements under the Amended Option Plan will result in a true incentive for participants to increase shareholder value, because options granted under the Amended Option Plan will be exercisable only if the market value of the Common Stock reaches certain minimum levels. See "VESTING OF OPTIONS" below.

     The Amended Option Plan will be effective as of August 15, 1995, if it is approved and ratified by the shareholders at the Meeting, and is intended to comply with Rule 16b-3 promulgated under the Exchange Act.

     The following is a summary of the principal features of the Amended Option Plan. This summary is qualified in its entirety by reference to the full text of the Amended Option Plan, as set forth in Appendix A attached hereto. Shareholders are urged to read the actual text of the Amended Option Plan in its entirety.

     INCREASE OF SHARES AVAILABLE: The 1993 Plan provided for the grant of stock options to purchase up to an aggregate of 200,000 shares of Common Stock (subject to adjustment as described below). The Amended Option Plan provides for the granting of stock options to purchase up to an aggregate of 400,000 shares of Common Stock (subject to adjustment as described below). If any option granted under the Amended Option Plan expires or terminates without having been exercised in full, shares subject to the unexercised portion of such option may again be available for other option grants under the Amended Option Plan.

     NATURE OF OPTIONS: The Company may grant under the Amended Option Plan both incentive stock options within the meaning of section 422 of the Code ("Incentive Stock Options") and stock options that do not qualify for treatment as Incentive Stock Options ("Nonstatutory Stock Options"). The Company receives no consideration for the grant of any options under the Amended Option Plan.

     TERM: The Amended Option Plan will continue in effect until all shares of Common Stock subject to issuance under options granted thereunder have been purchased, provided that no options may be granted under the Amended Option Plan after June 14, 2003.

     ADMINISTRATION: The Amended Option Plan is administered by a committee (the "Stock Option Committee") comprised of the members of the Compensation and Benefits Committee of the Board of Directors. Each member of the Stock Option Committee and each member of the Compensation and Benefits Committee must be a disinterested director within the meaning of Rule 16b-3 promulgated under the Exchange Act. Subject to the express provisions of the Amended Option Plan, the Stock Option Committee has authority in its discretion and without limitation
(i) to determine the recipients of options, whether an option is intended to be an Incentive Stock Option or Nonstatutory Stock Option, the times of option grants, the number of shares subject to each option, the option price of each option, the term of each option, the date when each option becomes exercisable, and the vesting schedule of each option, and (ii) to make all other determinations necessary or advisable for administering the Amended Option Plan, which determinations will be final and binding on all persons. Notwithstanding the foregoing, all actions of the Stock Option Committee are subject to the approval of the Compensation and Benefits Committee.

     ELIGIBILITY: The 1993 Plan allowed for the grant of options only to such full-time employees, including officers, of the Company and its subsidiaries as the Stock Option Committee selected from time to time as key employees, provided that no director of the Company was eligible to receive any options under the 1993 Plan.

     Options under the Amended Option Plan may be granted to all full-time employees of the Company, as the Stock Option Committee may select from time to time, including those who are also officers or directors of the Company. As of June 20, 1995, the Company had approximately 210 full-time employees eligible to participate in the Amended Option Plan.

     VESTING OF OPTIONS: The 1993 Plan gave discretion to the Stock Option Committee as to the vesting schedules and periods of exercisability of options granted thereunder.

     Subject to prior expiration (as described below), options granted under the Amended Option Plan vest and become exercisable over a four-year period, and only if the market price of the Common Stock reaches certain specified levels for 20 of 30 consecutive days, as follows:

FOR OPTIONS GRANTED DURING THE 1995 CALENDAR YEAR:

 IF THE MARKET VALUE                        THE OPTION WILL BE
OF A SHARE OF COMMON                            EXERCISABLE
STOCK EQUALS AT LEAST     ON OR AFTER        TO THE EXTENT OF
- - ---------------------  ----------------     -------------------
      $ 7.00           the grant date                25%
      $12.00           January 1, 1996               25%
      $16.00           January 1, 1997               25%
      $20.00           January 1, 1998               25%

FOR OPTIONS GRANTED DURING THE 1996 CALENDAR YEAR:

 IF THE MARKET VALUE                        THE OPTION WILL BE
OF A SHARE OF COMMON                            EXERCISABLE
STOCK EQUALS AT LEAST     ON OR AFTER        TO THE EXTENT OF
- - ---------------------  ----------------     -------------------
      $12.00           the grant date               25%
      $16.00           January 1, 1997              25%
      $20.00           January 1, 1998              25%
      $20.00           January 1, 1999              25%

FOR OPTIONS GRANTED DURING THE 1997 CALENDAR YEAR:

 IF THE MARKET VALUE                        THE OPTION WILL BE
OF A SHARE OF COMMON                            EXERCISABLE
STOCK EQUALS AT LEAST     ON OR AFTER        TO THE EXTENT OF
- - ---------------------  ----------------     -------------------
      $16.00           the grant date               25%
      $20.00           January 1, 1998              25%
      $20.00           January 1, 1999              25%
      $20.00           January 1, 2000              25%

     TERMS AND CONDITIONS OF OPTIONS; OPTION PRICE: Except as described below, the minimum option price of any option granted under the Amended Option Plan is the market value of the Common Stock on the grant date of the option, and the term of the option, which is determined by the Stock Option Committee, may not exceed ten years from the grant date. The market value of the Common Stock (reflected by the last sale price thereof as reported by the Nasdaq Stock Market) on June 20, 1995 was $6.25 per share.

     Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to any person owning stock possessing more than 10% of the voting power of the Company, the option price must be at least 110% of the market value of the Common Stock on the grant date, and the term of the option may not exceed five years from the grant date. In addition, the aggregate fair market value (determined as of the grant date) of the shares with respect to which Incentive Stock Options are exercisable for the first time by any grantee during any calendar year may not exceed $100,000.

     An optionee may pay for the shares subject to the option by one or any combination of the following methods, as determined by the Stock Option Committee on the option grant date: (i) in cash; (ii) by delivery of shares of Common Stock (valued at its then market value) already owned by the optionee; or
(iii) by the Company withholding shares of Common Stock (valued at its then market value) that would otherwise be delivered to the optionee upon such exercise.

     NON-TRANSFERABILITY; EFFECT OF DEATH OR TERMINATION OF EMPLOYMENT: During the lifetime of an optionee, an option may be exercised only by him and only while he is an employee and has been an employee continuously since the option grant. Options may be exercised for stated periods after termination of employment in the case of the optionee's death, permanent and total disability, or termination for other reason. During the lifetime of an optionee, options issued under the Amended Option Plan may not be transferred, whether voluntarily or otherwise.

     VESTING ACCELERATION: Under the Amended Option Plan, all outstanding options not then exercisable become immediately exercisable in full upon the occurrence of certain defined events constituting a change in control of the Company.

     ADJUSTMENTS: In the event of a merger, consolidation, recapitalization, stock split or similar event, the aggregate number and kind of shares available for options under the Amended Option Plan, and the number and kind of shares covered by each outstanding option and the price per share thereof, will be appropriately adjusted by the Stock Option Committee.

     AMENDMENTS: The Board of Directors, without further shareholder approval, may at any time further amend the Amended Option Plan, provided that (except for amendments made pursuant to the adjustment provisions described above), no amendment may be made without the approval of the shareholders which would: (i) increase the maximum number of shares that may be issued; (ii) reduce the minimum option exercise price; (iii) change the class of individuals eligible to receive options; (iv) extend the period for granting or exercising options; (v) reduce the market price requirements for option vesting; or (vi) otherwise materially increase the benefits accruing to participants under the Amended Option Plan. In the event that any amendment to the Amended Option Plan so requires approval by the shareholders, then prior to such approval the Stock Option Committee may grant conditional options, which may not be exercised, transferred or encumbered prior to such approval, and which will be automatically cancelled if the shareholders fail to approve such amendment at their next meeting.

     SECURITIES ACT REGISTRATION: The Company intends to register the shares issuable upon exercise of options granted and to be granted under the Amended Option Plan, pursuant to a Registration Statement on Form S-8, as soon as practicable, subject to the shareholders' approval and ratification of the Amended Option Plan at the Meeting.

     FEDERAL INCOME TAX CONSEQUENCES: The following summarizes the Federal income tax consequences to participants and the Company of the grant and exercise of Nonstatutory Stock Options and Incentive Stock Options under the Amended Option Plan. This discussion is merely a summary and does not purport to be a complete description of the Federal income tax consequences of the Amended Option Plan. This description does not cover state and local tax treatment of participation in the Amended Option Plan.

     NONSTATUTORY STOCK OPTIONS: The grant of a Nonstatutory Stock Option under the Amended Option Plan will not result in the recognition of gross income to the optionee or a deduction to the Company at the time of the grant. Upon the exercise of a Nonstatutory Option, the optionee will recognize ordinary income for Federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the exercise price, unless he could be subject to liability under Section 16(b) of the Exchange Act if he were to sell the shares at a profit at such time (in which case, unless the optionee makes a special election under the Code within 30 days after exercise, the optionee will recognize ordinary income for Federal income tax purposes six months after the date of the grant; if the optionee timely makes such election, he will recognize ordinary income at the time of exercise). The Company is required to withhold tax on the amount of income recognized by the optionee and is entitled to a tax deduction equal to the amount of such income for the fiscal year of the Company in which ends the taxable year of the optionee in which such amount is included in the optionee's gross income. Subject to certain limitations on the deductibility of capital losses, if an optionee disposes of any shares received upon the exercise of a Nonstatutory Stock Option, the optionee will recognize a capital gain or loss equal to the difference between the fair market value of such shares at the time ordinary income was recognized and the amount realized on disposition of such shares. The gain or loss will be either long-term or short-term, depending on whether the shares have been held for more than 12 months from the date of exercise. The Company is not entitled to any tax deduction in connection with such disposition of shares. The Code no longer provides for a deduction with respect to net capital gain (the excess of long-term capital gain over net short-term capital losses during a year). Net capital gain is now taxed at ordinary income rates, except that the maximum tax rate for long-term capital gain is currently 28%.

     INCENTIVE STOCK OPTIONS: In general, no income will be recognized by the optionee and no deduction will be allowed to the Company at the time of the grant or exercise of an Incentive Stock Option. The difference between the exercise price and the fair market value of the shares on the date the Incentive Stock Option is exercised is, however, an item of tax preference to the optionee for purposes of the alternative minimum tax. Depending upon the optionee's individual tax circumstances, there may be minimum tax liability in the year of exercise as a result of the tax preference item. Further, depending upon the optionee's individual tax circumstances, a credit against regular tax corresponding to this minimum tax liability may be allowed in a subsequent year. In computing alternative minimum taxable income in the year in which the optionee disposes of shares acquired under the Amended Option Plan through the exercise of an Incentive Stock Option, the basis of the shares acquired through the exercise of the Incentive Stock Option will be increased by the excess of the fair market value of the shares on the date of exercise over the exercise price. Subject to certain limitations on deductibility of capital losses, when the shares received on the exercise of an Incentive Stock Option are sold, the optionee will recognize long-term capital gain or loss equal to the difference between the amount realized and the exercise price of the Incentive Stock Option relating to such shares, provided that the sale of the shares is not made within two years from the date of grant of the Incentive Stock Option or within one year of the date of issuance of such shares to the optionee. If the abovementioned holding period requirements of the Code are not met, the sale of the shares received upon the exercise of an Incentive Stock Option is a "disqualifying disposition" and, in general, at the time of such disposition, the optionee will recognize (i) ordinary income in an amount equal to the difference between the exercise price and the lesser of the fair market value of the shares on the date the Incentive Stock Option is exercised or the amount realized on such disqualifying disposition, and (ii) capital gain to the extent the amount realized on such disqualifying disposition exceeds the fair market value of the shares on the date the Incentive Stock Option is exercised. Alternatively, if the amount realized on such disqualifying disposition is less than the exercise price, the optionee will recognize a capital loss in the amount of the difference. Any capital gain or loss will be long-term or short-term depending upon the holding period of the shares sold. In the event of a disqualifying disposition, the Company may claim a deduction in the taxable year of the disqualifying disposition equal to the amount taxable to the optionee as ordinary income. In the absence of any disqualifying disposition, the Company is denied any deduction in respect of shares transferred upon the exercise of an Incentive Stock Option. As described above, the Code no longer provides for a deduction with respect to net capital gain, and net capital gain is now taxed at ordinary rates, except that the maximum tax rate for long-term capital gain is currently 28%.

     NEW PLAN BENEFITS: The following table sets forth the amount and dollar value of option grants that would have been received by the Named Executives and by certain groups of individuals during Fiscal 1995 if the Amended Option Plan had then been in effect. The information shown includes options and conditional options actually granted under the Amended Option Plan on January 17, 1995, as well as options that would have been granted based on the present intentions of the Stock Option Committee. The information shown assumes that all such option grants were made on January 17, 1995.

                                                            DOLLAR VALUE
                   NAME AND POSITION                           ($)(1)        NUMBER OF UNITS
                   -----------------                        ------------     ---------------
ROBERT G. KLIMASEWSKI                                         $200,000           100,000
President and Chief Executive Officer
ERIC W. MCINROY                                               $ 30,000            15,000
President, Transcat Division
THOMAS R. CRUMLISH                                            $ 30,000            15,000
President, Instrument Division
ALL EXECUTIVE OFFICERS                                        $284,000           142,000
ALL DIRECTORS WHO ARE NOT EXECUTIVE OFFICERS                  $ 20,000            10,000
ALL EMPLOYEES WHO ARE NOT EXECUTIVE OFFICERS                  $410,600           205,300

        (1) Expressed as the excess of the market value of the Common Stock on June 20, 1995 ($6.25 per share) over the assumed exercise price of each option ($4.25 per share, that being the market value of the Common Stock on January 17, 1995, the assumed grant date of each option).

     REQUIRED VOTE AND BOARD RECOMMENDATION: The affirmative vote of at least a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is required for approval and ratification of the Amended Option Plan. The Board of Directors recommends a vote in favor of the proposal to approve and ratify the Transmation, Inc. Amended and Restated 1993 Stock Option Plan, and the persons named in the enclosed proxy (unless otherwise instructed therein) will vote such proxies FOR such proposal.

                         PROPOSAL TO APPROVE AND RATIFY
                         EMPLOYEES' STOCK PURCHASE PLAN

     BACKGROUND AND PURPOSE: On June 6, 1995, the Board of Directors adopted the Transmation, Inc. Employees' Stock Purchase Plan (the "Purchase Plan") and recommended that it be submitted to the shareholders for their approval at the Meeting. The Purchase Plan is intended to encourage ownership of Common Stock by present and future Company employees at all levels, and thereby provide to such employees the benefit of the incentive created by stock ownership. The Board of Directors believes that participation in the Purchase Plan will more fully align the interests of participating employees with those of the shareholders, increase the desire of participating employees to remain with the Company, bolster their efforts while employed by the Company, and help to attract other qualified applicants for employment.

     The Purchase Plan will be effective as of October 1, 1995, if it is approved by the shareholders at the Meeting, and is intended to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act.

     The following is a summary of the principal features of the Purchase Plan. This summary is qualified in its entirety by reference to the complete text of the Purchase Plan, as set forth in Appendix B attached hereto. Shareholders are urged to read the actual text of the Purchase Plan in its entirety.

     ELIGIBLE EMPLOYEES: Employees of the Company (and of any subsidiary of the Company designated by the Board of Directors for participation) are eligible to participate in the Purchase Plan, provided that their customary employment is for more than 20 hours per week and they have been employed for at least one year. As of June 20, 1995, the Board of Directors had designated no subsidiaries as participating employers under the Purchase Plan. Accordingly, as of June 20, 1995, there were approximately 190 employees of the Company eligible to participate in the Purchase Plan.

     PURCHASE OF SHARES: Eligible employees may participate by enrolling in the Purchase Plan and authorizing specified payroll deductions, of up to 10% of regular earnings, for the purchase of shares of Common Stock at a purchase price that is 85% of the then-current market value of the Common Stock. No participating employee may, during any calendar year, purchase shares through the Purchase Plan having an aggregate fair market value in excess of $25,000. In addition, a participating employee may not make purchases through the Purchase Plan if such purchases would cause him to own 5% or more of the then outstanding shares of Common Stock. Upon the death or termination of employment of any participating employee, any amount remaining in his payroll deduction account will be refunded to him or his estate.

     SHARES AVAILABLE: A total of 450,000 shares of Common Stock may be purchased under the Purchase Plan. Shares subject to the Purchase Plan may be either authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. In the event of a merger, consolidation, recapitalization, stock split or similar event, the aggregate number and kind of shares available for purchase under the Purchase Plan will be appropriately adjusted.

     ADMINISTRATION AND AMENDMENT: The Purchase Plan will be administered by the Stock Option Committee under the Amended and Restated 1993 Stock Option Plan (see "PROPOSAL TO APPROVE AND RATIFY AMENDED AND RESTATED 1993 STOCK OPTION PLAN"), or such other committee appointed by the Board of Directors. Any such committee will be comprised of at least two disinterested members of the Board of Directors.

     The Board of Directors may amend the Purchase Plan at any time, provided that shareholder approval will be required for amendments that materially (i) increase the benefits accruing to participating employees, (ii) increase (other than pursuant to the adjustment provisions described above) the number of shares that may be issued under the Purchase Plan, or (iii) modify the requirements as to eligibility for participation. The Board of Directors may terminate the Purchase Plan at any time.

     SECURITIES ACT REGISTRATION: The Company intends to register the shares of Common Stock purchasable under the Purchase Plan, pursuant to a Registration Statement on Form S-8, as soon as practicable, subject to the shareholders' approval and ratification of the Purchase Plan at the Meeting.

     NEW PLAN BENEFITS: Subject to the eligibility requirements described above, all employees of the Company and its designated subsidiaries are eligible to participate in the Purchase Plan. However, whether to participate in the Purchase Plan and (subject to certain limitations described above) the amount of each participating employee's authorized payroll deduction for stock purchases under the Purchase Plan are solely within the discretion of each individual employee. Accordingly, the benefits or amounts to be received by any particular employee or groups of employees under the Purchase Plan are not determinable at this time.

     REQUIRED VOTE AND BOARD RECOMMENDATION: The affirmative vote of at least a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is required for the approval and ratification of the Purchase Plan. The Board of Directors recommends a vote in favor of the proposal to approve and ratify the Transmation, Inc. Employees' Stock Purchase Plan, and the persons named in the enclosed proxy (unless otherwise instructed therein) will vote such proxies FOR such proposal.

                         PROPOSAL TO APPROVE AND RATIFY
                  AMENDED AND RESTATED DIRECTORS' WARRANT PLAN

     BACKGROUND AND PURPOSE: The Transmation, Inc. Directors' Warrant Plan (the "1984 Plan") was approved by the shareholders at the 1984 Annual Meeting. On June 6, 1995, the Board of Directors approved a comprehensive amendment of the 1984 Plan, intended to amend the 1984 Plan in all material respects, and adopted the Transmation, Inc. Amended and Restated Directors' Warrant Plan (the "Amended Warrant Plan") and directed that the Amended Warrant Plan be submitted to the shareholders for their approval at the Meeting.

     The Amended Warrant Plan will be effective as of August 15, 1995, if it is approved and ratified by the shareholders at the Meeting, and is intended to comply with Rule 16b-3 promulgated under the Exchange Act.

     The Amended Warrant Plan is designed to attract, retain and compensate highly-qualified individuals, who are not employed by the Company or any of its subsidiaries, for service on the Company's Board of Directors, and to allow them to increase their ownership of Common Stock.

     The following description of the Amended Warrant Plan is qualified in its entirety by reference to the full text of the Amended Warrant Plan, as set forth in Appendix C attached hereto. Shareholders are urged to read the actual text of the Amended Warrant Plan in its entirety.

     ELIGIBILITY: Each member of the Company's Board of Directors who is not employed by the Company or any of its subsidiaries and who is a member of the Board of Directors on a "Grant Date" (as defined below) is eligible to participate in the Amended Warrant Plan. If a participating director subsequently becomes employed by the Company or any subsidiary, warrants previously granted to him pursuant to the Amended Warrant Plan continue in full force and effect while he remains a member of the Board, but he is not entitled to further grants under the Amended Warrant Plan. As of June 30, 1995, the Company had seven directors who were not employed by the Company or any of its subsidiaries and who were therefore eligible to participate in the Amended Warrant Plan.

     INCREASE OF SHARES AVAILABLE: The 1984 Plan allowed for the granting of warrants to purchase an aggregate of 50,000 shares of Common Stock. Under the Amended Warrant Plan, the total number of shares of Common Stock issuable upon exercise of warrants granted thereunder has been increased to 100,000. Shares of Common Stock subject to warrants may be authorized but unissued shares or previously issued shares reacquired by the Company. Shares subject to issuance upon exercise of warrants will continue to be available for issuance if the warrants for such shares are surrendered or lapse prior to exercise or otherwise cease to be exercisable.

     WARRANT GRANTS: The 1984 Plan was administered by a Warrant Committee which, subject to certain limitations, granted warrants to eligible directors in their sole discretion, provided that no director could receive warrants to purchase, in the aggregate, more than 5,000 shares of Common Stock.

     The Amended Warrant Plan provides for specific, non-discretionary grants to participating directors of warrants to purchase 2,000 shares of Common Stock on each of the following dates: (i) the day following conclusion of the 1995 Annual Meeting (the "1995 Grant Date"), (ii) the day following conclusion of the 1996 Annual Meeting (the "1996 Grant Date"), and (iii) the day following the conclusion of the 1997 Annual Meeting (the "1997 Grant Date") (each, a "Grant Date"). The Amended Warrant Plan contains no limit on the aggregate number of warrants issuable to any participating director. A participating director may elect to decline any warrant grant, provided that the Company shall not pay anything of value to such director in lieu of the warrant grant.

     Warrants granted under the Amended Warrant Plan expire on the fifth anniversary of the Grant Date, and cannot be transferred other than by will or the laws of descent and distribution.

     EXERCISE PRICE: Each warrant is exercisable to purchase shares of Common Stock at the market value per share of the Common Stock on the Grant Date.

     VESTING OF WARRANTS: Subject to prior expiration (as described below), warrants granted under the Amended Warrant Plan vest and become exercisable over a four-year period, if the market price of the Common Stock reaches certain specified levels for 20 of 30 consecutive trading days, as follows:

FOR WARRANTS GRANTED ON THE 1995 GRANT DATE:

 IF THE MARKET VALUE                            THE WARRANT WILL BE
OF A SHARE OF COMMON                              EXERCISABLE TO
STOCK EQUALS AT LEAST       ON OR AFTER              PURCHASE
- - ---------------------  ------------------       -------------------
      $ 7.00           the 1995 Grant Date            500 shares
      $12.00           January 1, 1996                500 shares
      $16.00           January 1, 1997                500 shares
      $20.00           January 1, 1998                500 shares

FOR WARRANTS GRANTED ON THE 1996 GRANT DATE:

 IF THE MARKET VALUE                            THE WARRANT WILL BE
OF A SHARE OF COMMON                              EXERCISABLE TO
STOCK EQUALS AT LEAST       ON OR AFTER              PURCHASE
- - ---------------------  ------------------       -------------------
      $12.00           the 1996 Grant Date            500 shares
      $16.00           January 1, 1997                500 shares
      $20.00           January 1, 1998                500 shares
      $20.00           January 1, 1999                500 shares

FOR WARRANTS GRANTED ON THE 1997 GRANT DATE:

 IF THE MARKET VALUE                            THE WARRANT WILL BE
OF A SHARE OF COMMON                              EXERCISABLE TO
STOCK EQUALS AT LEAST       ON OR AFTER              PURCHASE
- - ---------------------  ------------------       -------------------
      $16.00           the 1997 Grant Date            500 shares
      $20.00           January 1, 1998                500 shares
      $20.00           January 1, 1999                500 shares
      $20.00           January 1, 2000                500 shares

     NON-TRANSFERABILITY; EARLY EXPIRATION OF WARRANTS: Warrants granted under the Amended Warrant Plan are not transferable. If a participating director ceases to serve on the Board of Directors for any reason other than death, all outstanding unexercised warrants held by him will expire. Upon the death of a participating director, only the portions of his warrants vested on the date of death are exercisable by his legal representative, and only within 90 days after the date of death (but in no event following expiration of the warrant).

     ADJUSTMENTS: In the event of a merger, consolidation, recapitalization, stock split or similar event, the aggregate number and kind of shares available for warrants under the Amended Warrant Plan, and the number and kind of shares covered by each outstanding warrant and the price per share thereof, will be appropriately adjusted.

     ADMINISTRATION AND AMENDMENT: The Amended Warrant Plan is administered by the Board of Directors. The Amended Warrant Plan may be terminated or amended by the Board of Directors provided that any amendment that changes the timing of the grant of warrants, the eligibility requirements for participating directors, the method of determining the exercise price of warrants, the vesting schedule of warrants, or the number of shares subject to warrants, may not occur more frequently than once each six months unless otherwise necessary to comply with the Code or ERISA. In addition, the shareholders must approve any amendment to the Amended Warrant Plan that would materially increase the benefits accruing to participating directors, increase (other than pursuant to the adjustment provisions described above) the number of shares that may be issued thereunder, or modify the requirements as to eligibility for participation in the Amended Warrant Plan.

     SECURITIES ACT REGISTRATION: The Company intends to register the shares of Common Stock issuable upon exercise of warrants granted under the Amended Warrant Plan, pursuant to a Registration Statement on Form S-8, as soon as practicable, subject to the shareholders' approval and ratification of the Amended Warrant Plan at the Meeting.

     NEW PLAN BENEFITS: The following table sets forth the amount and dollar value of warrant grants that would have been received by the Named Executives and by certain groups of individuals during Fiscal 1995 if the Amended Warrant Plan had then been in effect. The information shown assumes that each non-employee director participated in the Amended Warrant Plan, and that pursuant to the Amended Warrant Plan warrants were granted to them on August 17, 1994, the day following the 1994 Annual Meeting.

                                                            DOLLAR VALUE
                   NAME AND POSITION                           ($)(1)        NUMBER OF UNITS
                   -----------------                        ------------     ---------------
ROBERT G. KLIMASEWSKI                                                 0                 0
President and Chief Executive Officer

ERIC W. MCINROY                                                       0                 0
President, Transcat Division

THOMAS R. CRUMLISH                                                    0                 0
President, Instrument Division

ALL EXECUTIVE OFFICERS                                                 0                 0

ALL DIRECTORS WHO ARE NOT EXECUTIVE OFFICERS                     $42,000            14,000

ALL EMPLOYEES WHO ARE NOT EXECUTIVE OFFICERS                           0                 0

        (1) Expressed as the excess of the market value of the Common Stock on June 20, 1995 ($6.25 per share) over the assumed exercise price of each warrant ($3.25 per share, that being the market value of the Common Stock on August 17, 1994, the assumed grant date of each warrant).

     REQUIRED VOTE AND BOARD RECOMMENDATION: The affirmative vote of at least a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is required for approval and ratification of the Amended Warrant Plan. The Board of Directors recommends a vote in favor of the proposal to approve and ratify the Transmation, Inc. Amended and Restated Directors' Warrant Plan, and the persons named in the enclosed proxy (unless otherwise instructed therein) will vote such proxies FOR such proposal.

                         PROPOSAL TO APPROVE AND RATIFY
                             DIRECTORS' STOCK PLAN

     BACKGROUND AND PURPOSE: On January 17, 1995, the Board of Directors approved the Transmation, Inc. Directors' Stock Plan (the "Directors' Stock Plan") and recommended that it be submitted to the shareholders for their approval and ratification at the Meeting. The Board of Directors believes that the Directors' Stock Plan will foster and promote the Company's long term financial success by attracting and retaining outstanding non-employee directors by allowing them to elect to participate in the Company's growth through automatic, non-discretionary awards of shares of Common Stock in lieu of cash directors' fees. The Directors' Stock Plan became effective on January 17, 1995 and is intended to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act.

     The following is a summary of the principal features of the Directors' Stock Plan. This summary is qualified in its entirety by reference to the complete text of the Directors' Stock Plan, as set forth in Appendix D attached hereto. Shareholders are urged to read the actual text of the Directors' Stock Plan in its entirety.

     ELIGIBILITY AND PARTICIPATION: The Directors' Stock Plan provides for the issuance of Common Stock to participating directors in lieu of receiving cash payments for service as a director and attendance at Board and Board Committee meetings. Each member of the Company's Board of Directors who is not an employee of the Company or any of its subsidiaries is eligible to elect to participate in the Directors' Stock Plan. Elections to so participate are made annually. As of June 30, 1995 the Company had seven non-employee directors, six of whom have elected to participate in the Directors' Stock Plan during Fiscal 1996.

     SHARES AVAILABLE: A maximum of 100,000 shares of Common Stock may be issued under the Directors' Stock Plan. Shares issued may be authorized but unissued shares of Common Stock or previously issued shares of Common Stock reacquired by the Company. In the event of a merger, consolidation, recapitalization, stock split or similar event, the aggregate number and kind of shares available for awards under the Directors' Stock Plan will be appropriately adjusted.

     AWARDS OF SHARES: Each eligible director who participates in the Directors' Stock Plan will receive 1,000 shares of Common Stock for each full year during which he serves as a director (or such lesser number of shares as has an aggregate market value not exceeding $7,500). Directors must serve from one annual meeting of shareholders to the next annual meeting of shareholders to receive full awards. Pro rata awards will be given to participating directors who serve less than a full year for any reason other than removal for cause.

     In addition, each participating director will receive 200 shares of Common Stock for each regular or special meeting of the Board he attends (or such lesser number of shares as has an aggregate market value not exceeding $1,500). In addition, each participating director will receive 100 shares of Common Stock for each meeting of a Committee of the Board he attends (or such lesser number of shares as has an aggregate market value not exceeding $750).

     ADMINISTRATION AND AMENDMENT: The Directors' Stock Plan is self-effectuating. Determinations necessary or advisable for the administration or interpretation of the Directors' Stock Plan will be made by the Company's officers. The Board of Directors may suspend or terminate all or any portion of the Directors' Stock Plan at any time and may make such amendments to the Directors' Stock Plan as the Board deems advisable, provided that any amendment to the Directors' Stock Plan that changes the timing of stock awards, the eligibility requirements for participating directors, or the number of shares subject to an award may not occur more frequently than once each six months, unless otherwise necessary to comply with the Code or ERISA.

     SECURITIES ACT REGISTRATION: The Company intends to register the shares of Common Stock issuable under the Directors' Stock Plan, pursuant to a Registration Statement on Form S-8, as soon as practicable.

     NEW PLAN BENEFITS: The following table sets forth the amount and dollar value of stock awards that are anticipated to be received by the Named Executives and by certain groups of individuals during Fiscal 1996 under the Directors' Stock Plan. (Information is not shown as to the stock awards that would have been received during Fiscal 1995 had the Directors' Stock Plan then been in effect, because an unusually large number of Board meetings and Board Committee meetings were held during Fiscal 1995, and the Board does not anticipate that meetings will be held with such frequency in the future.) The information shown is given with respect to the six non-employee directors who have actually elected to participate in the Directors' Stock Plan during Fiscal 1996 (the "Participating Directors"), and assumes that (i) each Participating Director serves for the entire period from the 1994 Annual Meeting to the 1995 Annual Meeting, (ii) six meetings of the Board of Directors are held during Fiscal 1996, (iii) two meetings of each existing Board Committee are held during Fiscal 1996, and (iv) each Participating Director attends all such Board meetings and all such meetings of the Board Committees of which he is currently a member.

                                                            DOLLAR VALUE
                   NAME AND POSITION                           ($)(1)        NUMBER OF UNITS
                   -----------------                        ------------     ---------------
ROBERT G. KLIMASEWSKI                                                0                 0
President and Chief Executive Officer
ERIC W. MCINROY                                                      0                 0
President, Transcat Division
THOMAS R. CRUMLISH                                                   0                 0
President, Instrument Division
ALL EXECUTIVE OFFICERS                                               0                 0
ALL DIRECTORS WHO ARE NOT EXECUTIVE OFFICERS                  $100,000            16,000
ALL EMPLOYEES WHO ARE NOT EXECUTIVE OFFICERS                         0                 0

        (1) Expressed as the market value of the Common Stock on June 20, 1995 ($6.25 per share).

     REQUIRED VOTE AND RECOMMENDATION: The affirmative vote of at least a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is required for the approval and ratification of the Directors' Stock Plan, in accordance with Rule 16b-3 promulgated under the Exchange Act. Shareholder approval of the

Directors' Stock Plan is not required for any other purpose. Accordingly, if the Directors' Stock Plan is not so approved and ratified by the shareholders at the Meeting, the Directors' Stock Plan will remain in effect, but will not qualify under Rule 16b-3. If the Directors' Stock Plan fails to qualify under Rule 16b-3, a participating director may be exposed to liability to the Company for "short-swing profits" realized in connection with purchases and sales of Common Stock within six-month periods.

     The Board of Directors recommends a vote in favor of the proposal to approve and ratify the Transmation, Inc. Directors' Stock Plan, and the persons named in the enclosed proxy (unless otherwise instructed therein) will vote such proxies FOR such proposal.

                       SELECTION OF INDEPENDENT AUDITORS

     The firm of Price Waterhouse LLP, certified public accountants, served as the independent auditors of the Company for Fiscal 1995. In addition to the audit of the Fiscal 1995 financial statements, the Company engaged Price Waterhouse LLP to perform certain services for which it was paid professional fees (see "RELATED TRANSACTIONS"). The Audit Committee of the Board of Directors considered the possible effect of such professional services on the independence of Price Waterhouse LLP and approved such services prior to their being rendered.

     The Board of Directors has selected Price Waterhouse LLP as the Company's independent auditors for the fiscal year ending March 31, 1996. This selection will be presented to the shareholders for their approval at the Meeting. The Board of Directors recommends a vote in favor of the proposal to approve and ratify this selection, and the persons named in the enclosed proxy (unless otherwise instructed therein) will vote such proxies FOR such proposal. If the shareholders do not approve this selection, the Board of Directors will reconsider its choice.

     The Company has been advised by Price Waterhouse LLP that a representative will be present at the Meeting and will be available to respond to appropriate questions. In addition, the Company intends to give such representative an opportunity to make any statements if he should so desire.

                 SHAREHOLDER PROPOSALS FOR 1996 ANNUAL MEETING

     In order for any shareholder proposal to be included in the Company's proxy statement to be issued in connection with the 1996 Annual Meeting of Shareholders, such proposal must be received by the Company no later than March 7, 1996.

                                 OTHER MATTERS

     The Board of Directors does not know of any other matters that are to be presented for action at the Meeting. Should any other matter come before the Meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                                    JOHN A. MISIASZEK
                                                      Secretary

Dated: July 5, 1995

                                                                      APPENDIX A

                               TRANSMATION, INC.

                  AMENDED AND RESTATED 1993 STOCK OPTION PLAN

1.  PURPOSE.

     The Transmation, Inc. 1993 Stock Option Plan, effective June 15, 1993, amended and restated effective January 17, 1995, and again amended and restated effective June 6, 1995 (the "Plan"), is designed to create an incentive for executive and other employees of Transmation, Inc., an Ohio corporation (the "Company"), and its subsidiaries, to remain in the employ of the Company and its subsidiaries and to contribute to their success by providing the opportunity for stock ownership. The Company may grant under the Plan both incentive stock options within the meaning of Section 422 of the Internal Revenue Code ("Incentive Stock Options") and stock options that do not qualify for treatment as Incentive Stock Options ("Nonstatutory Stock Options"). Unless expressly provided to the contrary, all references herein to "Options" include both Incentive Stock Options and Nonstatutory Stock Options.

2.  ADMINISTRATION.

     (a) The Plan shall be administered by a committee (the "Stock Option Committee") comprised of the members of the Compensation and Benefits Committee of the Board of Directors of the Company (the "Compensation and Benefits Committee"), which shall be comprised of two or more members of the Board of Directors of the Company. The Stock Option Committee shall be a subcommittee of the Compensation and Benefits Committee.

     (b) Each member of the Stock Option Committee and each member of the Compensation and Benefits Committee shall be a disinterested director of the Company within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and at no time shall a director serve on the Stock Option Committee or the Compensation and Benefits Committee if he has been granted or awarded Options under the Plan at any time during the one year prior to his service on such Committee, or during such service.

     (c) Subject to the express provisions of the Plan (including without limitation the provisions of Section 8(b)), the Stock Option Committee shall have the authority, in its discretion and without limitation:

          (i) to determine the individuals to whom Options are granted, whether an Option is intended to be an Incentive Stock Option or a Nonstatutory Stock Option, the times when such individuals shall be granted Options, the number of shares to be subject to each Option, the term of each Option, the date when each Option shall become exercisable, whether an Option shall be exercisable in whole or in part in installments, the number of shares to be subject to each installment, the date each installment shall become exercisable, the term of each installment, and the option price of each Option; and

          (ii) to make all other determinations necessary or advisable for administering the Plan;

provided, however, that notwithstanding any other provision of the Plan to the contrary, all actions of the Stock Option Committee, including without limitation the granting of Options under the Plan, shall be subject to the approval of the Compensation and Benefits Committee, and any action taken by the Stock Option Committee without such approval shall be null and void and of no effect.

     (d) The Stock Option Committee shall act by majority vote. Subject to the proviso contained in Section 2(c), the decision of the Stock Option Committee on any question concerning or involving the interpretation or administration of the Plan shall, as between the Company and Option holders, be final and conclusive. The Stock Option Committee and the Compensation and Benefits Committee may consult with counsel, who may be counsel for the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

3.  ELIGIBILITY.

     (a) Participants in the Plan shall be selected by the Stock Option Committee from among the full-time employees of the Company, including those who are also directors or officers thereof. An employee on leave of absence may be considered as still in the employ of the Company for purposes of eligibility for participation in the Plan. All references in this Plan to employees of the Company shall include employees of any parent or subsidiary of the Company, as those terms are defined in Section 424 of the Internal Revenue Code.

     (b) The right of the Company to terminate the employment of a Plan participant at any time, with or without cause, shall in no way be restricted by the existence of the Plan, any Option granted hereunder, or any stock option agreement relating thereto.

4.  NUMBER OF SHARES.

     Subject to the provisions of Section 5, the total number of shares of the Company's common stock, par value $.50 per share (the "Common Stock"), which may be issued under Options granted pursuant to the Plan shall not exceed 400,000. Shares subject to the Plan may be either authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any Option is surrendered before exercise, or lapses without exercise, or for any other reason ceases to be exercisable, the shares reserved therefor shall continue to be available for the grant of Options under the Plan. The Plan shall terminate on June 14, 2003, or the earlier dissolution of the Company, and no Option shall be granted after such date.

5.  ADJUSTMENT PROVISIONS.

     In the event that:

          (a) in connection with a merger or consolidation of the Company or a sale by the Company of all or a part of its assets, the outstanding shares of Common Stock are exchanged for a different number or class of shares of stock or other securities of the Company, or for shares of the stock or other securities of any other entity; or

          (b) new, different or additional shares or other securities of the Company or of another entity are received by the holders of Common Stock, whether by way of recapitalization or otherwise; or

          (c) any dividend in the form of stock is made to the holders of Common Stock, or any stock split or reverse split pertaining to Common Stock is effected;

then the Stock Option Committee shall make the appropriate adjustment to:

             (i) the number and kind of shares or other securities that may be issued upon exercise of Options yet to be granted;

             (ii) the option price per share to be paid upon exercise of each outstanding Option; and

             (iii) the number and kind of shares or other securities covered by each outstanding Option.

6.  ANNUAL LIMITATION ON INCENTIVE STOCK OPTIONS.

     The aggregate fair market value (determined as of the date the Option is granted) of the shares with respect to which Incentive Stock Options are exercisable for the first time by a grantee during any calendar year (under all plans of the Company and any parent and subsidiaries of the Company) shall not exceed $100,000.

7.  OPTION PRICE.

     (a) For purposes of the Plan, the term "Grant Date" shall mean the date on which the grant of an Option is duly authorized by the Stock Option Committee and approved by the Compensation and Benefits Committee. The option price at which an Option shall be exercisable shall be at least the fair market value per share of the Common Stock on the Grant Date of such Option. However, if an Incentive Stock Option is granted to any person who would, after the grant of such Option, be deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, or of any parent or subsidiary of the

Company (a "Ten Percent Shareholder"), the option price shall be not less than 110 percent of the fair market value per share of the Common Stock on the Grant Date of such Option.

     (b) For purposes of the Plan, the fair market value per share of the Common Stock on any date ("Fair Market Value") shall be the closing price of the Common Stock on the principal national securities exchange on which the Common Stock is then listed or admitted to trading, and the closing price shall be the last reported sale price regular way or, if no sale takes place on such date, the average of the closing bid and closing asked prices regular way, as reported by such exchange. If the Common Stock is not then so listed or admitted to trading on a national securities exchange, then Fair Market Value shall be the closing price of the Common Stock in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), and the closing price shall be the last reported sale price regular way or, if no sale takes place on such date, the average of the closing bid and closing asked prices regular way, as reported by NASDAQ. If the Common Stock closing price is not then reported by NASDAQ, then Fair Market Value shall be the mean between the representative closing bid and closing asked prices of the Common Stock in the over-the-counter market as reported by NASDAQ. If the Common Stock bid and asked prices are not then reported by NASDAQ, then Fair Market Value shall be the quote furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If no member of the National Association of Securities Dealers, Inc. then furnishes quotes with respect to the Common Stock, then Fair Market Value shall be determined by resolution of the Company's Board of Directors. Notwithstanding the foregoing provisions of this Section 7(b), if the Board of Directors shall at any time determine that it is impracticable to apply the foregoing methods of determining Fair Market Value, then the Board of Directors is hereby empowered to adopt any other reasonable method for such purpose.

8.  TERM OF OPTIONS; EXERCISABILITY.

     (a) Subject to the provisions of Section 18, the term of each Option shall be determined by the Stock Option Committee, but in no event shall an Option be exercisable, either in whole or in part, after the expiration of ten years from the Grant Date of such Option. Notwithstanding the foregoing, an Incentive Stock Option granted to a Ten Percent Shareholder shall not be exercisable, either in whole or in part, after the expiration of five years from the Grant Date of such Option. The Stock Option Committee and an Option holder may at any time by mutual agreement terminate any Option held by such Option holder.

     (b) Subject to prior expiration or termination as provided by the Plan, each Option shall vest and become exercisable over a four-year period, as set forth in this Section 8(b).

          (i) Each Option, if any, granted during the 1995 calendar year shall vest and become exercisable as follows:

             (A) 25 percent of the Option shall first become exercisable on the date, if any, after the Grant Date on which Fair Market Value shall have equaled or exceeded $7.00 per share for any 20 of 30 consecutive trading days;

             (B) an additional 25 percent of the Option shall first become exercisable on the date, if any, after January 1, 1996 on which Fair Market Value shall have equaled or exceeded $12.00 per share for any 20 of 30 consecutive trading days;

             (C) an additional 25 percent of the Option shall first become exercisable on the date, if any, after January 1, 1997 on which Fair Market Value shall have equaled or exceeded $16.00 per share for any 20 of 30 consecutive trading days; and

             (D) the balance of the Option shall first become exercisable on the date, if any, after January 1, 1998 on which Fair Market Value shall have equaled or exceeded $20.00 per share for any 20 of 30 consecutive trading days.

          (ii) Each Option, if any, granted during the 1996 calendar year shall vest and become exercisable as follows:

             (A) 25 percent of the Option shall first become exercisable on the date, if any, after the Grant Date on which Fair Market Value shall have equaled or exceeded $12.00 per share for any 20 of 30 consecutive trading days;

             (B) an additional 25 percent of the Option shall first become exercisable on the date, if any, after January 1, 1997 on which Fair Market Value shall have equaled or exceeded $16.00 per share for any 20 of 30 consecutive trading days;

             (C) an additional 25 percent of the Option shall first become exercisable on the date, if any, after January 1, 1998 on which Fair Market Value shall have equaled or exceeded $20.00 per share for any 20 of 30 consecutive trading days; and

             (D) the balance of the Option shall first become exercisable on the date, if any, after January 1, 1999 on which Fair Market Value shall have equaled or exceeded $20.00 per share for any 20 of 30 consecutive trading days.

          (iii) Each Option, if any, granted during the 1997 calendar year shall vest and become exercisable as follows:

             (A) 25 percent of the Option shall first become exercisable on the date, if any, after the Grant Date on which Fair Market Value shall have equaled or exceeded $16.00 per share for any 20 of 30 consecutive trading days;

             (B) an additional 25 percent of the Option shall first become exercisable on the date, if any, after January 1, 1998 on which Fair Market Value shall have equaled or exceeded $20.00 per share for any 20 of 30 consecutive trading days;

             (C) an additional 25 percent of the Option shall first become exercisable on the date, if any, after January 1, 1999 on which Fair Market Value shall have equaled or exceeded $20.00 per share for any 20 of 30 consecutive trading days; and

             (D) the balance of the Option shall first become exercisable on the date, if any, after January 1, 2000 on which Fair Market Value shall have equaled or exceeded $20.00 per share for any 20 of 30 consecutive trading days.

9.  STOCK OPTION AGREEMENTS.

     Each Option shall be evidenced by a written agreement which sets forth: (a) the number of shares subject to the Option; (b) the option price; (c) the vesting schedule of the Option; (d) the expiration date of the Option;
(e) the method of payment on exercise of the Option; (f) whether the Option is an Incentive Stock Option or a Nonstatutory Stock Option; and (g) such additional provisions, not inconsistent with the Plan, as the Stock Option Committee may prescribe.

10. EXERCISE OF OPTIONS.

     (a) Each Option, or any installment thereof, shall be exercised, whether in whole or in part, by giving written notice to the Company at its principal office, specifying the number of shares of Common Stock being purchased and the purchase price being paid, and accompanied by payment in full of the purchase price.

     (b) An Option holder shall pay for the shares subject to the Option by one or any combination of the following methods, as determined by the Stock Option Committee on the Grant Date of the Option: (i) in cash, (ii) by delivery of shares of Common Stock already owned by the Option holder, or (iii) by the Company withholding shares of Common Stock that would otherwise be delivered to the Option holder upon such exercise of the Option. Any shares of Common Stock that are so delivered or withheld to pay the option price shall be valued at Fair Market Value on the date of such Option exercise.

     (c) The exercise of an Option shall be conditioned upon the Option holder making arrangements satisfactory to the Stock Option Committee for the payment to the Company of the amount of all taxes required by any governmental authority to be withheld and paid over by the Company to the governmental authority on account of the exercise. The payment of such withholding taxes to the Company shall be made by one or any combination of the following methods, as determined by the Stock Option Committee on the Grant Date of the Option: (i) in cash, or (ii) by the Company withholding such taxes from any other compensation owed to the Option holder by the Company or any of its subsidiaries.

11.  NON-ASSIGNMENT.

     Each Option by its terms shall provide that it is not transferable by the grantee otherwise than by will or the laws of descent and distribution, and that during the lifetime of the grantee, it is exercisable only by him.

12.  DEATH OF GRANTEE.

     In the event that a grantee shall die (i) while he is an employee of the Company, or within three months after termination of such employment, and (ii) prior to the complete exercise of Options granted to him under the Plan, then any such remaining Options with exercise periods outstanding may be exercised, in whole or in part, within one year after the date of the grantee's death and then only:

     (a) by the grantee's estate or by such person(s) to whom the grantee's rights hereunder shall have passed under his will or the laws of descent and distribution;

     (b) to the extent that the grantee was entitled to exercise the Option on the date of his death, and subject to all of the conditions on exercise imposed hereby; and

     (c)  prior to the expiration of the term of the Option.

13.  TERMINATION OF EMPLOYMENT.

     (a) During the lifetime of a grantee, an Option shall be exercisable only while he is an employee of the Company and has been an employee continuously since the Grant Date of the Option, or within three months after the date on which he ceases to be such an employee for any reason; provided, however, that in the case of a grantee who is permanently and totally disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code), such three-month period shall instead be one year.

     (b) Any Option that is exercisable after termination of employment, as provided by Section 13(a), shall be exercisable only to the extent that the grantee would have been entitled to exercise the Option on the date of termination of employment; and further, no Option shall be exercisable after the expiration of the term thereof.

     (c) For purposes of this Section 13, an employment relationship shall be treated as continuing during the period when a grantee is on military duty, sick leave or other bona fide leave of absence if the period of such leave does not exceed 90 days or, if longer, so long as a statute or contract guarantees the grantee's right to re-employment with the Company. When the period of leave exceeds 90 days and the individual's right to re-employment is not so guaranteed, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

14.  ADDITIONAL REQUIREMENTS.

     Each grant of an Option under the Plan, and (unless a Registration Statement with respect thereto shall then be effective under the Securities Act of 1933, as amended (the "Securities Act")) each issuance of shares of Common Stock upon exercise of an Option, shall be conditioned upon the Company's prior receipt of a duly executed letter of investment intent, in form and content satisfactory to counsel for the Company, of the Option holder that such Option and such shares are being acquired by such holder solely for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of selling, transferring or disposing of the same. Any shares of Common Stock acquired by the holder upon exercise of the Option may not thereafter be offered for sale, sold or otherwise transferred unless (a) a Registration Statement with respect thereto shall then be effective under the Securities Act, and the Company shall have been furnished with proof satisfactory to it that such holder has complied with applicable state securities laws, or (b) the Company shall have received an opinion of counsel in form and substance satisfactory to counsel for the Company that the proposed offer for sale, sale or transfer is exempt from the registration requirements of the Securities Act and may otherwise be transferred in compliance with the Securities Act and in compliance with any other applicable law, including all applicable state securities laws; and the Company may withhold transfer, registration and delivery of such securities until one of the foregoing conditions shall have been met.

15.  LISTING AND REGISTRATION.

     The Company, in its discretion, may postpone the issuance and delivery of shares upon any exercise of an Option until completion of such stock exchange listing, or registration or other qualification of such shares under any state or federal law, rule or regulation, as the Company may consider appropriate; and may require any person exercising an Option to make such representations and furnish such information as it considers appropriate in connection with the issuance of the shares in compliance with applicable law, including without limitation federal or state laws regulating the sale or issuance of securities. Notwithstanding the foregoing, the Company shall be under no obligation whatsoever to list, register or otherwise qualify any shares subject to Options under the Plan.

16.  RIGHTS AS A SHAREHOLDER.

     No Option holder shall have any rights as a shareholder with respect to the shares of Common Stock purchased by him pursuant to the exercise of an Option until the date of the issuance to him of a stock certificate representing such shares. No adjustment shall be made for dividends or for distributions of any other kind with respect to shares for which the record date is prior to the date of the issuance to the Option holder of a certificate for the shares.

17.  EFFECT OF ACQUISITION, REORGANIZATION OR LIQUIDATION.

     Notwithstanding any provision to the contrary in this Plan or in any agreement evidencing Options granted hereunder, all Options with exercise periods then currently outstanding shall become immediately exercisable in full and remain exercisable until their expiration in accordance with their respective terms upon the occurrence of either of the following events:

     (a) the first purchase of shares pursuant to a tender or exchange offer which is intended to effect the acquisition of more than 50 percent of the voting power of the Company (other than a tender or exchange offer made by the Company); or

     (b) approval by the Company's shareholders of: (i) a merger or consolidation of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving corporation and which does not result in any reclassification or reorganization of the shares),
(ii) a sale or disposition of all or substantially all of the Company's assets, or (iii) a plan of complete liquidation or dissolution of the Company.

18.  CONDITIONAL OPTIONS.

     Prior to approval and ratification of the Plan by the shareholders of the Company, the Stock Option Committee may grant "Conditional Options" under the Plan. In addition, in the event that any amendment to the Plan requires approval and ratification by the shareholders, then prior to such approval and ratification the Stock Option Committee may grant Conditional Options under the Plan. Conditional Options may be granted under the Plan only under the following conditions: (a) a Conditional Option shall be clearly identified as a Conditional Option; (b) the grant of a Conditional Option shall be expressly conditioned upon the approval and ratification of the Plan (or of the amendment to the Plan, as the case may be) by the shareholders of the Company; (c) such shareholder approval and ratification shall occur no later than the Annual Meeting of Shareholders of the Company next following the effective date of the Plan (or of the amendment to the Plan, as the case may be); and (d) notwithstanding any other provision of the Plan, no holder of a Conditional Option shall have any right to exercise such Option prior to such approval and ratification of the Plan (or of the amendment to the Plan, as the case may be) by the shareholders. Notwithstanding any other provision of the Plan, prior to approval and ratification of the Plan (or of the amendment to the Plan, as the case may be) by the shareholders of the Company, no holder of a Conditional Option shall have any right to sell, assign, transfer, pledge or encumber the Conditional Option, or the shares underlying the Conditional Option, except by will or the laws of descent and distribution (unless, in the case of a holder who is subject to the provisions of Section 16 of the Exchange Act, transfer by will or the laws of descent and distribution would cause the Option to fail to satisfy the requirements of a conditional option under Rule 16b-3 promulgated under the Exchange Act). If the shareholders of the Company fail to approve and ratify the Plan (or the amendment to the Plan, as the case may be) at such Annual Meeting of Shareholders, then all Conditional Options granted hereunder conditioned upon such approval and ratification shall be automatically cancelled and shall immediately become null and void.

19.  AMENDMENT OF PLAN.

     The Plan may be amended at any time by the Board of Directors, provided that (except for amendments made pursuant to Section 5) no amendment made without the approval and ratification of the shareholders of the Company shall increase the total number of shares which may be issued under Options granted pursuant to the Plan, reduce the minimum option price, extend the latest date upon which Options may be granted or shall be exercisable, change the class of employees eligible to be granted Options, reduce the Fair Market Value requirements for exercisability set forth in Section 8(b), or otherwise materially increase the benefits accruing to participants under the Plan.

20.  NO RESERVATION OF SHARES.

     The Company shall be under no obligation to reserve shares of Common Stock or other securities to satisfy the exercise of Options. The grant of Options hereunder shall not be construed as constituting the establishment of a trust of such shares, and no particular shares shall be identified as optioned or reserved for issuance hereunder. The Company shall have complied with the terms of the Plan if, at the time of its delivery of shares upon the exercise of any Option, it has a sufficient number of shares authorized and unissued, or issued and held in its treasury, which may then be delivered under the Plan, irrespective of the date on which such shares were authorized.

21.  APPLICATION OF PROCEEDS.

     The proceeds of the sale of shares of Common Stock by the Company under the Plan will constitute general funds of the Company and may be used by the Company for any purpose.

22.  RULE 16B-3 QUALIFICATION.

     Some or all of the Options granted under the Plan are intended to qualify under Rule 16b-3 promulgated under the Exchange Act.

23.  IN GENERAL.

     (a) As used herein, the masculine pronoun shall include the feminine and the neuter, as appropriate to the context.

     (b) As used herein, the term "Section" shall mean the appropriate Section of the Plan.

                                      * * * * *

     THE FOREGOING TRANSMATION, INC. AMENDED AND RESTATED 1993 STOCK OPTION PLAN WAS DULY ADOPTED BY THE BOARD OF DIRECTORS OF TRANSMATION, INC. ON JUNE 6, 1995.

                                                /s/ JOHN A. MISIASZEK
                                                --------------------------------
                                                John A. Misiaszek, Secretary

                                                                      APPENDIX B

                               TRANSMATION, INC.

                         EMPLOYEES' STOCK PURCHASE PLAN

1.  PURPOSE AND EFFECT OF PLAN

     The purpose of the Plan is to secure for the Company and its shareholders the benefits of the incentive inherent in the ownership of Common Stock by present and future employees of the Company and certain of its subsidiaries. The Plan is intended to conform with the provisions of Rule 16b-3 promulgated under the Act and the terms of Code section 423.

2.  DEFINITIONS

     Where indicated by initial capital letters, the following terms shall have the following respective meanings:

     (a)  ACT: the Securities Exchange Act of 1934, as amended.

     (b) BASE COMPENSATION: the regular earnings of an Eligible Employee, including (if any) overtime, bonuses and salary reduction contributions pursuant to elections under a plan subject to Code sections 125 or 401(k).

     (c)  BOARD: the Board of Directors of the Company.

     (d) CODE: the Internal Revenue Code of 1986, as amended, or any subsequently enacted federal revenue law. A reference to a particular section of the Code shall include a reference to any regulations issued under the section and to the corresponding section of any subsequently enacted federal revenue law.

     (e) COMMITTEE: the committee established pursuant to Section 4 to be responsible for the general administration of the Plan.

     (f)  COMMON STOCK: the Company's Common Stock, par value $.50 per share.

     (g) COMPANY: Transmation, Inc. and any successor by merger, consolidation or otherwise.

     (h) CUSTODIAN: the custodian appointed by the Board to maintain the Investment Accounts established in accordance with Section 9, which custodian may be the Company itself, any employee of the Company or any third party so appointed.

     (i) DESIGNATED SUBSIDIARY: each subsidiary of the Company, now owned or hereafter created or acquired, which the Board in its sole discretion hereafter designates as a participating employer under the Plan.

     (j) ELIGIBLE EMPLOYEE: any employee of the Company or of any Designated Subsidiary who meets the eligibility requirements of Section 5.

     (k) ENROLLMENT FORM: the form filed with the Committee authorizing payroll deductions pursuant to Section 6.

     (l) FAIR MARKET VALUE: the last reported per share sale price, regular way, of the Common Stock as reported by Nasdaq on the date in question or, if the Common Stock shall not have traded on Nasdaq on such date, the last reported per share sale price, regular way, so reported on the immediately preceding day on which the Common Stock so traded.

     (m) INVESTMENT ACCOUNT: the account established for each Participating Employee to hold Common Stock purchased under the Plan in accordance with
Section 9.

     (n) INVESTMENT DATE: the last business day of each calendar month on which shares of Common Stock are or could be traded on Nasdaq.

     (o) ISSUANCE DATES: the dates on or about which certificates representing shares of Common Stock held in the Investment Accounts shall be issued to each Participating Employee. Unless or until changed by the Board, the Issuance Dates shall be March 31 and September 30 of each year.

     (p)  NASDAQ: the Nasdaq Stock Market.

     (q) PARTICIPATING EMPLOYEE: an Eligible Employee who elects to participate in the Plan by filing an Enrollment Form in accordance with Section 6.

     (r) PAYROLL DEDUCTION ACCOUNT: the account established for each Participating Employee to hold payroll deductions in accordance with Section 6.

     (s) PLAN: the Transmation, Inc. Employees' Stock Purchase Plan as set forth herein and as amended from time to time.

     (t) PURCHASE PRICE: the price for each share of Common Stock purchased under the Plan, which shall be 85% of the Fair Market Value of the Common Stock on the applicable Investment Date.

3.  SHARES SUBJECT TO THE PLAN

     Subject to the provisions of Section 12, the total number of shares of Common Stock that may be purchased under the Plan shall not exceed 450,000. Shares subject to the Plan may be either authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company.

4.  ADMINISTRATION OF THE PLAN

     (a) The Plan shall be administered by the Committee, which shall be appointed by the Board and shall be comprised of two or more members of the Board. Each member of the Committee shall be a disinterested director of the Company within the meaning of Rule 16b-3 promulgated under the Act. The Committee shall be the Stock Option Committee under the Transmation, Inc. Amended and Restated 1993 Stock Option Plan unless the Board shall appoint another committee to administer the Plan.

     (b) Subject to the express provisions of the Plan, the Committee shall have the authority to take any and all actions necessary to implement the Plan and to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations necessary or advisable in administering the Plan. All of such determinations shall be final and binding upon all persons. A quorum of the Committee shall consist of a majority of its members and the Committee may act by vote of a majority of its members at a meeting at which a quorum is present, or without a meeting by a written consent to the action taken signed by all members of the Committee. The Committee may request advice or assistance or employ such other persons as are necessary for proper administration of the Plan.

5.  ELIGIBLE EMPLOYEES

     Any employee of the Company or of any Designated Subsidiary (a) whose customary employment is for more than 20 hours per week, and (b) who has been employed for one year or more, shall be an Eligible Employee eligible to participate in the Plan.

6.  ELECTION TO PARTICIPATE

     (a) An Eligible Employee may become a Participating Employee effective on the first day of any calendar month coincident with or following the date he becomes an Eligible Employee by filing with the Committee, in care of the Vice President-Human Resources of the Company, an Enrollment Form authorizing specified regular payroll deductions from his Base Compensation. Such regular payroll deductions shall not exceed 10 percent of his Base Compensation for any pay period. All such regular payroll deductions shall be credited to the Payroll Deduction Account that the Company has established in the name of the Participating Employee.

     (b) A Participating Employee may increase or decrease the amount of his regular payroll deduction by filing a new Enrollment Form to be effective as of the first day of the next following calendar month.

     (c) A Participating Employee may at any time, by filing a new Enrollment Form so stating, withdraw from the Plan and cease to be a Participating Employee. An employee who has ceased to be a Participating Employee may not again become a Participating Employee for six months.

     (d) In all cases, Enrollment Forms must be filed with the Committee, in care of the Vice President-Human Resources of the Company, at least ten days before the beginning of a calendar month to be effective for that month, unless a shorter period of time is prescribed by the Committee. An Enrollment Form not filed within the prescribed filing period shall be effective on the first day of the next following calendar month.

7.  PURCHASE OF SHARES

     Each Participating Employee having eligible funds in his Payroll Deduction Account on an Investment Date shall be deemed, without any further action, to have purchased from the Company the number of whole shares of Common Stock that the eligible funds in his Payroll Deduction Account could purchase at the Purchase Price on that Investment Date. Under no circumstances shall fractional shares be purchased under the Plan. All whole shares so purchased shall be maintained by the Custodian, as provided in Section 9, in a separate Investment Account for each Participating Employee. Expenses incurred in the purchase of shares and the expenses of the Custodian shall be paid by the Company.

8.  LIMITATION ON PURCHASES

     (a) No Participating Employee may purchase during any one calendar year under the Plan (or under any other plan qualified under Code section 423) shares of Common Stock having an aggregate Fair Market Value (determined by reference to the Fair Market Value on each Investment Date) in excess of $25,000. The purpose of this limitation is to comply with Code section 423(b)(8).

     (b) A Participating Employee's Payroll Deduction Account may not be used to purchase Common Stock on any Investment Date to the extent that after such purchase the Participating Employee would own (or be considered as owning within the meaning of Code section 424(d)) 5 percent or more of the shares of Common Stock then outstanding. For this purpose, Common Stock that the Participating Employee may purchase under any outstanding option shall be treated as owned by such Participating Employee. As of the first Investment Date on which this
Section 8(b) limits a Participating Employee's ability to purchase Common Stock, he shall cease to be a Participating Employee.

9.  INVESTMENT ACCOUNTS; STOCK CERTIFICATES

     (a) The Custodian shall maintain an Investment Account for each Participating Employee. All shares purchased under the Plan by a Participating Employee shall, until the next Issuance Date, be uncertificated shares credited to his Investment Account. The Participating Employee (or, if he so indicates on his Enrollment Form, the Participating Employee jointly with one other person with right of survivorship) shall have all of the rights of a shareholder of the Company with respect to the shares held in his Investment Account as of the Investment Date on which such shares were purchased.

     (b) On or about each Issuance Date, the Custodian shall direct the Company's transfer agent to issue in the name of each Participating Employee (or, if he so indicates on his Enrollment Form, in the name of such Participating Employee jointly with one other person with right of survivorship) a stock certificate representing the whole shares of Common Stock then credited to his Investment Account. Notwithstanding the foregoing, if on any Issuance Date the Company does not have a currently effective Registration Statement on Form S-8 under the Securities Act of 1933, as amended, covering the shares subject to the Plan, then the Custodian may postpone the issuance of such stock certificates until such Registration Statement is effective.

     (c) As a condition of participation in the Plan, each Participating Employee agrees to notify the Company if he sells or otherwise disposes of any Common Stock purchased by him under the Plan within two years of the Investment Date on which such shares were purchased.

10.  TERMINATION OF EMPLOYMENT; DEATH

     In the event of the death or termination of the employment of a Participating Employee for any reason, or if a Participating Employee ceases to be such, then no further purchases of shares shall be made by him under the Plan. In such event, the amount remaining in the Participating Employee's Payroll Deduction Account shall be promptly refunded to him (or to his estate), and on or about the next following Issuance Date a certificate shall be issued, as provided in Section 9, representing the whole shares then credited to his Investment Account.

11.  RIGHTS NOT TRANSFERABLE

     Except as expressly provided in Sections 9(b) and 10, neither payroll deductions credited to a Participating Employee's Payroll Deduction Account, nor any rights with regard to participation in the Plan, nor the right to be issued shares of Common Stock under the Plan shall be transferable in any way by a Participating Employee.

12.  CHANGE IN CAPITAL STRUCTURE

     (a) In the event of a stock dividend, stock split or combination of shares, recapitalization or merger in which the Company is the surviving corporation, or other change in the Company's capital stock applicable to all shareholders generally, the number and kind of shares of stock or other securities of the Company to be subject to the Plan, the maximum number of authorized but unissued shares or other securities that may be delivered under the Plan, and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons.

     (b) If the Company is a party to a consolidation or a merger in which the Company is not the surviving corporation, a transaction that results in the acquisition of substantially all of the Company's outstanding stock by a single person or entity, or a sale or transfer of substantially all of the Company's assets, the Committee may take such actions with respect to the Plan as the Committee deems appropriate.

     (c) Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participating Employee, and the Committee's determination shall be conclusive and binding on all persons for all purposes.

13.  AMENDMENT OF THE PLAN

     The Board may at any time, or from time to time, amend the Plan in any respect; provided, however, that the shareholders of the Company must approve any amendment that would materially (a) increase the benefits accruing to Participating Employees under the Plan, (b) increase (other than pursuant to Section 12) the number of securities that may be issued under the Plan, or (c) modify the requirements as to eligibility for participation in the Plan. The Board's designation of a Designated Subsidiary shall not be deemed to be an amendment of the Plan.

14.  TERMINATION OF THE PLAN

     The Plan and all rights of employees hereunder to purchase shares shall terminate:

     (a) on the Investment Date that Participating Employees become entitled to purchase a number of shares greater than the number of shares remaining available for purchase hereunder; or

     (b)  on any date in the discretion of the Board.

In the event that the Plan terminates under the circumstances described in "(a)" above, the shares remaining available for purchase as of the termination date shall be purchased by Participating Employees on a pro rata basis. Upon any termination of the Plan, the amounts remaining in each Participating Employee's Payroll Deduction Account shall be promptly refunded to him, and on or about the next following Issuance Date certificates shall be issued, as provided in
Section 9, representing the whole shares then credited to each Participating Employee's Investment Account.

15.  GOVERNMENT AND OTHER REGULATIONS

     The Plan, and the grant and exercise of rights to purchase shares hereunder, and the Company's obligation to sell and deliver shares upon the exercise of rights to purchase shares, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or government agency as may, in the opinion of counsel for the Company, be required.

16.  EFFECTIVE DATE OF THE PLAN

     Subject to due approval of the Plan by the shareholders of the Company, the Plan shall become effective on October 1, 1995.

17.  IN GENERAL

     As used herein, the masculine pronoun shall include the feminine and the neuter, and the singular shall include the plural, as appropriate to the context. As used herein, the capitalized term "Section" means the appropriate Section of the Plan.

                                      * * * * *

     THE FOREGOING TRANSMATION, INC. EMPLOYEES' STOCK PURCHASE PLAN WAS DULY ADOPTED BY THE BOARD OF DIRECTORS OF TRANSMATION, INC. ON JUNE 6, 1995.

                                                /s/ JOHN A. MISIASZEK
                                                --------------------------------
                                                John A. Misiaszek, Secretary

                                                                      APPENDIX C

                               TRANSMATION, INC.

                  AMENDED AND RESTATED DIRECTORS' WARRANT PLAN

     The Transmation, Inc. Directors' Warrant Plan, effective August 21, 1984 and amended and restated effective August 15, 1995 (this "Plan") is established to attract, retain and compensate highly qualified individuals who are not employees of Transmation, Inc., an Ohio corporation (the "Company"), or any of its subsidiaries, for their service as members of the Board of Directors of the Company (the "Board of Directors"), and to enable them to increase their ownership of the Company's Common Stock, par value $.50 per share (the "Common Stock"). As used herein, the term "Shares" shall mean the Common Stock or such other securities, if any, as may result from an adjustment under Section 10.

     1. ELIGIBILITY. Each member of the Board of Directors (including any member elected after the effective date of this Plan) who (a) is not an employee of the Company or any of its subsidiaries and (b) is a member of the Board of Directors on a "Grant Date" (as hereinafter defined) (each, a "Participating Director"), is eligible to participate in this Plan.

     2. WARRANTS. All warrants granted under this Plan ("Warrants") shall be non-statutory warrants to purchase Shares.

     3. SHARES AVAILABLE. Subject to adjustment as provided by Section 10, the total number of Shares that may be issued pursuant to Warrants granted hereunder shall not exceed 100,000. Shares subject to Warrants may be either authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any Warrant is surrendered before exercise, or lapses without exercise, or for any other reason ceases to be exercisable, in whole or in part, the Shares reserved for the unexercised portion thereof shall continue to be available for the grant of Warrants hereunder.

     4.  GRANTS OF WARRANTS.

     (a) GRANTS OF WARRANTS. On each of the following dates, each Participating Director shall automatically be granted a Warrant to purchase 2,000 Shares: the day next following conclusion of the Company's 1995 Annual Meeting of Shareholders (the "1995 Grant Date"), the day next following conclusion of the Company's 1996 Annual Meeting of Shareholders (the "1996 Grant Date"), and the day next following conclusion of the Company's 1997 Annual Meeting of Shareholders (the "1997 Grant Date") ( each, a "Grant Date").

     (b) ELECTION TO DECLINE WARRANT. Any Participating Director may, by written notice received by the Company prior to the Grant Date of such Warrant, elect to decline a Warrant, in which case such Warrant shall not be granted to him; provided, however, that at no time shall the Company pay or provide to such Participating Director anything of value in lieu of the declined Warrant. In addition, any Participating Director may, by written notice received by the Company prior to the Grant Date of such Warrant, revoke a previous election to decline a Warrant.

     (c)  EXPIRATION OF WARRANTS. Subject to earlier expiration as provided by
Section 7, each Warrant shall expire on the fifth anniversary of its Grant Date, and to the extent any Warrant remains unexercised on such fifth anniversary, it shall be forfeited.

     5. EXERCISE PRICE. The price at which each Warrant shall be exercisable shall be the fair market value per share (the "Market Value") of the Shares on the Grant Date of such Warrant. For purposes of this Plan, the Market Value of the Shares shall be the closing price of the Shares on the principal national securities exchange on which the Shares are then listed or admitted to trading (if the Shares are then listed or admitted to trading on any national securities exchange), and the closing price shall be the last reported sale price regular way or, in case no such sale takes place on such date, the last reported sale price, regular way, so reported on the immediately preceding day on which a sale takes place. If the Shares are not then so listed on a national securities exchange, the Market Value of the Shares on any date shall be the closing price (the last reported sale price regular way) in the over-the-counter market as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq"), if the closing price of the Shares is then reported by Nasdaq. If the closing price of the Shares is not then reported by Nasdaq, the Market Value of the Shares on any date shall be deemed to be the mean between the representative closing bid and asked prices of the Shares in the over-the-counter market as reported by Nasdaq. If the Shares are not then reported by Nasdaq, the Market Value of the Shares on any date shall be as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If no member of the National Association of Securities Dealers, Inc. furnishes quotes with respect to the Shares, the Market Value shall be determined by such other reasonable method as is adopted by resolution of the Board of Directors.

     6. VESTING. Subject to prior expiration as provided by this Plan, each Warrant shall vest and become exercisable over a four-year period, as set forth in this Section 6.

     (a) WARRANTS GRANTED ON 1995 GRANT DATE. Each Warrant granted on the 1995 Grant Date shall vest and become exercisable as follows:

          (i) a Warrant to purchase 500 Shares shall first become exercisable on the date, if any, after the 1995 Grant Date on which the Market Value of the Common Stock shall have equaled or exceeded $7.00 per share for any 20 of 30 consecutive trading days;

          (ii) an additional Warrant to purchase 500 Shares shall first become exercisable on the date, if any, after January 1, 1996 on which the Market Value of the Common Stock shall have equaled or exceeded $12.00 per share for any 20 of 30 consecutive trading days;

          (iii) an additional Warrant to purchase 500 Shares shall first become exercisable on the date, if any, after January 1, 1997 on which the Market Value of the Common Stock shall have equaled or exceeded $16.00 per share for any 20 of 30 consecutive trading days; and

          (iv) an additional Warrant to purchase 500 Shares shall first become exercisable on the date, if any, after January 1, 1998 on which the Market Value of the Common Stock shall have equaled or exceeded $20.00 per share for any 20 of 30 consecutive trading days.

     (b) WARRANTS GRANTED ON 1996 GRANT DATE. Each Warrant granted on the 1996 Grant Date shall vest and become exercisable as follows:

          (i) a Warrant to purchase 500 Shares shall first become exercisable on the date, if any, after the 1996 Grant Date on which the Market Value of the Common Stock shall have equaled or exceeded $12.00 per share for any 20 of 30 consecutive trading days;

          (ii) an additional Warrant to purchase 500 Shares shall first become exercisable on the date, if any, after January 1, 1997 on which the Market Value of the Common Stock shall have equaled or exceeded $16.00 per share for any 20 of 30 consecutive trading days;

          (iii) an additional Warrant to purchase 500 Shares shall first become exercisable on the date, if any, after January 1, 1998 on which the Market Value of the Common Stock shall have equaled or exceeded $20.00 per share for any 20 of 30 consecutive trading days; and

          (iv) an additional Warrant to purchase 500 Shares shall first become exercisable on the date, if any, after January 1, 1999 on which the Market Value of the Common Stock shall have equaled or exceeded $20.00 per share for any 20 of 30 consecutive trading days.

     (c) WARRANTS GRANTED ON 1997 GRANT DATE. Each Warrant granted on the 1997 Grant Date shall vest and become exercisable as follows:

          (i) a Warrant to purchase 500 Shares shall first become exercisable on the date, if any, after the 1997 Grant Date on which the Market Value of the Common Stock shall have equaled or exceeded $16.00 per share for any 20 of 30 consecutive trading days;

          (ii) an additional Warrant to purchase 500 Shares shall first become exercisable on the date, if any, after January 1, 1998 on which the Market Value of the Common Stock shall have equaled or exceeded $20.00 per share for any 20 of 30 consecutive trading days;

          (iii) an additional Warrant to purchase 500 Shares shall first become exercisable on the date, if any, after January 1, 1999 on which the Market Value of the Common Stock shall have equaled or exceeded $20.00 per share for any 20 of 30 consecutive trading days; and

          (iv) an additional Warrant to purchase 500 Shares shall first become exercisable on the date, if any, after January 1, 2000 on which the Market Value of the Common Stock shall have equaled or exceeded $20.00 per share for any 20 of 30 consecutive trading days.

     7.  EARLY EXPIRATION OF WARRANTS.

     (a) CESSATION OF SERVICE. Upon a Participating Director's cessation of service as a member of the Board of Directors for any reason other than his death, all outstanding Warrants then held by him (whether or not currently exercisable) shall, on the date of such cessation of service, expire and be of no further force or effect.

     (b) DEATH. Upon the death of a Participating Director while serving as a member of the Board of Directors, only those Warrants (or portions thereof) that have vested by the date of death shall thereafter be exercisable by his legal representative, and such Warrants must be exercised within 90 days after the date of death (but in no event after the expiration of the Warrant), whereupon all such Warrants shall expire and be of no further force or effect.

     8. LOSS OF ELIGIBILITY. If a Participating Director becomes an employee of the Company or any of its subsidiaries, then all Warrants already granted to him hereunder shall continue in full force and effect, in accordance with their original terms, for so long as he remains a member of the Board of Directors, but he shall be entitled to no further grants of Warrants hereunder.

     9. METHOD OF EXERCISE. A Warrant shall be exercised by written notice to the Company specifying the number of whole Shares to be purchased and accompanied by full payment, in cash, for such Shares. A Warrant, to the extent otherwise exercisable, may be exercised in whole or in part, provided that no Warrant may be exercised for less than one whole Share. Upon determining that compliance with this Plan has occurred, including compliance with such reasonable requirements as the Company may impose pursuant to Section 11, the Company shall issue certificates for the Shares purchased.

     10.  ADJUSTMENT PROVISIONS. In the event (but only in the event) that:

     (a) in connection with a merger or consolidation of the Company or a sale by the Company of all or a part of its assets, the outstanding Shares are exchanged for a different number or class of shares of stock or other securities of the Company, or for shares of the stock or other securities of any other entity; or

     (b) new, different or additional shares or other securities of the Company or of another entity are received by the holders of Shares; or

     (c) any dividend in the form of stock is paid to the holders of Shares, or any stock split or reverse split pertaining to the Shares is effected;

then appropriate adjustments shall be made to:

          (i) the number and kind of shares or other securities that may be issued upon exercise of Warrants not yet granted (including the numbers of shares set forth in Sections 3 and 4(a) );

          (ii) the exercise price per share to be paid upon exercise of each outstanding Warrant; and

          (iii) the number and kind of shares or other securities covered by each outstanding Warrant.

     11.  TAXES; COMPLIANCE WITH LAWS.

     (a) TAXES. The Company, if necessary or desirable, may pay or withhold the amount of any tax attributable to any Shares deliverable under this Plan, and the Company may defer making delivery until it is reimbursed or indemnified to its satisfaction for that tax.

     (b) SECURITIES LAWS COMPLIANCE. Each grant of a Warrant hereunder, and (unless a Registration Statement with respect thereto shall then be effective under the Securities Act of 1933, as amended (the "1933 Act")) each issuance of Shares upon exercise of a Warrant, shall be conditioned upon the Company's prior receipt of a duly executed letter of investment intent, in form and content satisfactory to counsel for the Company, of the Warrant holder that such Warrant and such Shares are being acquired by such Warrant holder solely for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of selling, transferring or disposing of the same. Any Shares acquired by the Warrant holder upon exercise of the Warrant may not thereafter be offered for sale, sold or otherwise transferred unless (i) a Registration Statement with respect thereto shall then be effective under the 1933 Act, and the Company shall have been furnished with proof satisfactory to it that such Warrant holder has complied with applicable state securities laws, or (ii) the Company shall have received an opinion of counsel in form and substance satisfactory to counsel for the Company that the proposed offer for sale, sale or transfer is exempt from the registration requirements of the 1933 Act and the Shares may otherwise be transferred in compliance with the 1933 Act and in compliance with any other applicable law, including all applicable state securities laws; and the Company may withhold transfer, registration and delivery of such securities until one of the foregoing conditions shall have been met. Unless a Registration Statement with respect thereto shall then be effective under the 1933 Act, each certificate representing Shares issued upon exercise of a Warrant shall bear an appropriate legend reflecting the foregoing. Warrants are exercisable, and Shares can be delivered under this Plan, only in compliance with all applicable federal and state laws and the rules of all stock exchanges or trading markets on which the Shares are listed or traded at any time. A Warrant may not be exercised, and Shares may not be issued under any Warrant, until the Company has obtained the necessary consent or approval (if any) of every regulatory body, federal or state, having jurisdiction over such matters as the Company deems advisable.

     12. ADMINISTRATION AND AMENDMENT OF PLAN. This Plan shall be administered by the Board of Directors. This Plan may be terminated or amended by the Board of Directors as it deems advisable; provided, however, that any amendment that changes the timing of the grant of Warrants, the eligibility requirements for Participating Directors, the method of determining the exercise price of Warrants, the vesting schedule or expiration dates of Warrants, or the number of Shares subject to Warrants, shall not be made more frequently than every six months unless otherwise necessary to comply with the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or any regulations thereunder. In addition, the shareholders of the Company must approve any amendment that would materially (a) increase the benefits accruing to Participating Directors under this Plan, (b) increase (other than pursuant to Section 10) the number of securities that may be issued under this Plan, or (c) modify the requirements as to eligibility for participation in the Plan. No amendment of this Plan may revoke or alter in a manner adverse to a Participating Director any Warrants then outstanding.

     13. NON-TRANSFERABILITY. No Warrant granted under this Plan is transferable other than by will or the laws of descent and distribution. During a Participating Director's lifetime, a Warrant may be exercised only by him.

     14. NO ADDITIONAL RIGHTS. Except as provided in this Plan, no Participating Director shall have any claim or right to be granted a Warrant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any person any right to continue to serve as a member of the Board of Directors. No person, estate or other entity shall have any rights as a shareholder of the Company with respect to Shares subject to Warrants until a certificate for such Shares has been delivered to the person exercising the Warrant in accordance with the terms of this Plan.

     15. WARRANT CERTIFICATES. Each Warrant shall be evidenced by a written warrant certificate which sets forth (a) the number of Shares subject to the Warrant, (b) the exercise price, (c) the vesting schedule of the Warrant, (d) the expiration date of the Warrant, and (e) such additional provisions, not inconsistent with the Plan, as the Board of Directors may prescribe.

     16. RULE 16B-3 QUALIFICATION. Some or all of the Warrants granted under this Plan are intended to qualify under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

     17. IN GENERAL. As used herein, the masculine pronoun shall include the feminine and the neuter, and the singular shall include the plural, as appropriate to the context. As used herein, the term "Section" means the appropriate Section of this Plan.

     18. EFFECTIVE DATE. This Plan shall become effective immediately upon its due ratification by the shareholders of the Company.

                                   * * * * *

     THE FOREGOING TRANSMATION, INC. AMENDED AND RESTATED DIRECTORS' WARRANT PLAN WAS DULY ADOPTED BY THE BOARD OF DIRECTORS OF TRANSMATION, INC. ON JUNE 6, 1995.

                                                /s/ JOHN A. MISIASZEK
                                                --------------------------------
                                                John A. Misiaszek, Secretary

                                                                      APPENDIX D

                               TRANSMATION, INC.

                             DIRECTORS' STOCK PLAN

                           EFFECTIVE JANUARY 17, 1995

     THIS TRANSMATION, INC. DIRECTORS' STOCK PLAN (the "Plan") is established to foster and promote the long-term financial success of Transmation, Inc., an Ohio corporation (the "Company"), by attracting and retaining outstanding non-employee Directors by enabling them to participate in the Company's growth through automatic, non-discretionary awards ("Awards") of shares of the Common Stock, par value $.50 per share, of the Company ("Shares"). Awards under this Plan shall be in lieu of an annual cash retainer paid to Directors and cash fees paid to Directors for attendance at meetings.

     1. ELIGIBILITY. Eligibility in this Plan shall be limited to each member of the Board of Directors of the Company (the "Board"), now or hereafter elected a Director, who (a) is not an employee of the Company or any of its subsidiaries, and (b) has elected, as herein provided, to receive Awards in lieu of cash payments (each, a "Participating Director"). On or before March 31 of each year (or such other date as the officers of the Company may, for reasons of convenience of administration of this Plan, determine), each Director shall notify the Company, by completing and executing the form annexed to this Plan as Annex A, whether he elects to be a Participating Director for the ensuing fiscal year of the Company. For the portion, subsequent to the effective date of this Plan, of the fiscal year of the Company ending March 31, 1995, such election shall be made on or before March 20, 1995.

     2. SHARES SUBJECT TO THE PLAN. Shares which may be awarded under this Plan may be, in whole or in part, authorized and unissued Shares or previously issued Shares reacquired by the Company, including Shares purchased on the open market, or such other securities as may be substituted pursuant to Section 6. The maximum number of Shares which may be issued for all purposes under this Plan shall be 100,000 (subject to adjustment pursuant to Section 9).

     3. STOCK AWARDS.

     (a) ANNUAL AWARDS. Each Participating Director shall receive an Award of 1,000 Shares for each full year during which he serves as a Director; provided, however, that if, on the date of any such Award, 1,000 Shares has an aggregate market value in excess of $7,500, then such Award shall instead be in the amount of the largest number of whole Shares that has an aggregate market value not exceeding $7,500. For purposes hereof, a full year of service as a Director shall mean service as a Director from the date of one annual meeting of shareholders to the next annual meeting of shareholders, commencing with the year beginning August 16, 1994 and ending August 15, 1995. If a Director serves less than a full-year term for any reason other than removal for cause, such Director shall receive a pro rata Award of Shares for such year, based on the number of whole months since the last annual meeting of shareholders during which he served as a Director. If a pro rata Award would result in the issuance of a fractional share, the fractional share shall be rounded up to 1 if the fraction is .5 or greater and rounded down to zero if the fraction is less than
 .5. Annual Awards shall be made on the annual meeting date and the share certificates representing such Awards shall be issued as soon as practicable after the next following September 30.

     (b) AWARDS FOR BOARD MEETINGS ATTENDED. Each Participating Director shall receive an Award of 200 Shares for each regular or special meeting of the Board attended by such Participating Director; provided, however, that if, on the date of any such Award, 200 Shares has an aggregate market value in excess of $1,500, then such Award shall instead be in the amount of the largest number of whole Shares that has an aggregate market value not exceeding $1,500. Such Awards shall be made on the date of each such Board meeting, with share certificates representing such Awards to be issued as soon as practicable after the last day of each fiscal quarter of the Company, commencing with the quarter ending March 31, 1995.

     (c) AWARDS FOR COMMITTEE MEETINGS ATTENDED. Each Participating Director shall receive an Award of 100 Shares for each meeting of a Committee of the Board attended by such Participating Director; provided, however, that if, on the date of any such Award, 100 Shares has an aggregate market value in excess of $750, then such Award shall instead be in the amount of the largest number of whole Shares that has an aggregate market value not exceeding $750. Such Awards shall be made on the date of each such Committee meeting, with share certificates representing such Awards to be issued as soon as practicable after the last day of each fiscal quarter of the Company, commencing with the quarter ending March 31, 1995.

     4. ADMINISTRATION OF THE PLAN. This Plan shall be self-effectuating. Administrative determinations necessary or advisable for the administration or interpretation of this Plan in order to carry out its provisions and purposes shall be made by the officers of the Company.

     5. ADDITIONAL REQUIREMENTS. Unless a Registration Statement with respect thereto shall then be effective under the Securities Act of 1933, as amended (the "Act"), each Award to a Participating Director is conditioned upon the Company's prior receipt of a letter, in the form of Annex A hereto, duly executed by such Participating Director, stating that Shares issued to him under this Plan will be held by such Participating Director solely for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of selling, transferring or disposing of the same. Shares issued to a Participating Director hereunder may not thereafter be offered for sale, sold or otherwise transferred unless (a) a Registration Statement with respect thereto shall then be effective under the Act, and the Company shall have been furnished with proof satisfactory to it that the holder thereof has complied with applicable state securities laws, or (b) the Company shall have received an opinion of counsel in form and substance satisfactory to counsel for the Company that the proposed offer for sale, sale or transfer is exempt from the registration requirements of the Act and may otherwise be transferred in compliance with the Act and in compliance with any other applicable law, including all applicable state securities laws; and the Company may withhold transfer, registration and delivery of such Shares until one of the foregoing conditions shall have been met.

     6. LISTING AND REGISTRATION. The Company, in its discretion, may postpone the issuance and delivery of Shares pursuant to any Award until completion of such stock exchange listing, or registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Company may consider appropriate; and may require any Participating Director to make such representations and furnish such information as it considers appropriate in connection with the issuance of Shares in compliance with applicable law, including without limitation federal or state laws regulating the sale or issuance of securities. Notwithstanding the foregoing, the Company shall be under no obligation whatsoever to list, register or otherwise qualify any Shares under this Plan.

     7. RIGHTS AS A SHAREHOLDER. No Participating Director shall have any rights as a shareholder with respect to the Shares awarded or to be awarded to him under this Plan until the date of the issuance to him of a stock certificate representing such Shares. No adjustment shall be made for dividends or for distributions of any other kind with respect to Shares for which the record date is prior to the date of the issuance to the Participating Director of a certificate for the Shares.

     8. AMENDMENT, SUSPENSION AND TERMINATION OF PLAN. The Board may suspend or terminate this Plan or any portion thereof at any time and may amend this Plan from time to time in such respects as the Board may deem advisable; provided, however, that any amendment that changes the timing of Awards, the eligibility requirements for Participating Directors, or the number of Shares subject to an Award shall not be made more frequently than every six months unless otherwise necessary to comply with the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or any regulations thereunder.

     9. CAPITAL ADJUSTMENTS. In the event that (a) in connection with a merger or consolidation of the Company or a sale by the Company of all or a part of its assets, the outstanding Shares are exchanged for a different number or class of shares of stock or other securities of the Company, or for shares of the stock or other securities of any other entity; or (b) new, different or additional shares or other securities of the Company or of another entity are received by the holders of Shares, whether by way of recapitalization or otherwise; or (c) any dividend in the form of stock is made to the holders of Shares, or any stock split or reverse split pertaining to Shares is effected; then the Board shall, in order to prevent the dilution or enlargement of rights under this Plan, make such adjustments in the number and type of Shares or other securities authorized and the number and type of Shares or other securities that may be awarded under this Plan as may be determined to be appropriate and equitable.

     10. RIGHTS OF DIRECTORS. Nothing in this Plan shall confer upon any Director any right to serve as a Director for any period of time or to continue his present or any other rate of compensation. A Participating Director's right to receive Awards hereunder shall not be transferable in any way.

     11. PLAN NOT EXCLUSIVE. The adoption of this Plan shall not preclude the adoption by appropriate means of any stock option or other incentive plan for Directors.

     12. REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares hereunder shall be subject to all applicable rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     13. TERM OF PLAN. This Plan shall become effective upon its approval by the Board, and shall continue in effect until terminated by the Board.

     14. IN GENERAL. As used herein, the masculine pronoun shall include the feminine and the neuter, as appropriate to the context. As used herein, the term "Section" shall mean the appropriate Section of this Plan.

                                   * * * * *

     THE FOREGOING TRANSMATION, INC. DIRECTORS' STOCK PLAN WAS DULY ADOPTED BY THE BOARD OF DIRECTORS OF TRANSMATION, INC. ON JANUARY 17, 1995.

                                                /s/ JOHN A. MISIASZEK
                                                --------------------------------
                                                John A. Misiaszek, Secretary

                                                                         ANNEX A

           ELECTION UNDER THE TRANSMATION, INC. DIRECTORS' STOCK PLAN

To:  Transmation, Inc.

[CHECK ONE BOX ONLY:]

   [_] I hereby elect, for the fiscal year of Transmation, Inc. (the "Company") ending March 31, 199__, to receive in lieu of cash Directors' compensation, awards of shares of the Company's Common Stock, par value $.50 per share (the "Shares"), under the Transmation, Inc. Directors' Stock Plan (the "Plan").

   [_] I hereby elect, for the fiscal year of the Company ending March 31, 199__, to receive Directors' compensation only in cash.


     (a) I acknowledge and agree that unless a Registration Statement with respect thereto shall then be effective under the Securities Act of 1933, as amended (the "Act"), any Shares issued to me under the Plan shall be acquired by me solely for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of selling, transferring or disposing of the same. I further acknowledge and agree that any Shares issued to me under the Plan may not be offered for sale, sold or otherwise transferred or disposed of unless (i) a Registration Statement with respect thereto shall then be effective under the Act, and I shall have provided proof satisfactory to counsel for the Company that I have complied with all applicable state securities laws, or (ii) the Company shall have received an opinion of counsel in form and substance satisfactory to counsel for the Company that the proposed offer for sale, sale or transfer of the Shares is exempt from the registration requirements of the Act and may otherwise be effected in compliance with any other applicable law, including all applicable state securities laws.

     (b) I agree that unless a Registration Statement with respect thereto shall then be effective under the Act, a legend to this effect may be placed on each certificate, and a stop transfer order may be placed against my account, relating to the Shares issued to me under the Plan. In addition, each such certificate shall bear such additional legends and statements as the Company deems advisable to assure compliance with the provisions of Section 5 of the Plan as well as all Federal and state laws and regulations, including securities laws and regulations.

     (c) I understand that the Company is relying upon the foregoing representations and agreements in connection with the issuance to me of Shares under the Plan. In consideration of such issuance, I hereby indemnify and hold harmless the Company, and the officers, other Directors, employees and agents thereof, from and against any and all liability, losses, damages, expenses and attorneys' fees which they may hereafter incur, suffer or be required to pay by reason of the falsity of, or my failure to comply with, any of the foregoing representations and agreements.


Dated:
      ------------------------------   --------------------------------------
                                       (signature)

PROXY
                               TRANSMATION, INC.

    The undersigned hereby appoints ROBERT G. KLIMASEWSKI and JOHN A. MISIASZEK, and each of them, proxies for the undersigned with full power of substitution, to vote all shares of the Common Stock of TRANSMATION, INC. (the "Company") owned by the undersigned at the Annual Meeting of Shareholders to be held at the Hyatt Regency Hotel, 125 East Main Street, Rochester, New York on Tuesday, August 15, 1995 at 12:00 noon, local time, and at any adjournment or adjournments thereof, reserving to such proxies the right to vote such shares cumulatively to elect the maximum number of nominees:

1.         Election of Directors.
           [ ] FOR all nominees listed below (except as marked to the contrary).  [ ] WITHHOLD authority to vote for all nominees listed below.
Instruction: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME LISTED BELOW.
                        GERALD R. KATZ            ROBERT G. KLIMASEWSKI            PHILIP P. SCHULP
2.         Proposal to approve and ratify the Transmation, Inc. Amended and Restated 1993 Stock Option Plan.
                                    [ ]  FOR         [ ]  AGAINST         [ ]  ABSTAIN
3.         Proposal to approve and ratify the Transmation, Inc. Employees' Stock Purchase Plan.
                                    [ ]  FOR         [ ]  AGAINST         [ ]  ABSTAIN
4.         Proposal to approve and ratify the Transmation, Inc. Amended and Restated Directors' Warrant Plan.
                                    [ ]  FOR         [ ]  AGAINST         [ ]  ABSTAIN
5.         Proposal to approve and ratify the Transmation, Inc. Directors' Stock Plan.
                                    [ ]  FOR         [ ]  AGAINST         [ ]  ABSTAIN
6.         Proposal to approve and ratify the selection of Price Waterhouse LLP as independent auditors for the year ending March
           31, 1996.
                                    [ ]  FOR         [ ]  AGAINST         [ ]  ABSTAIN
7.         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the
           Meeting.

                                    (Continued and to be signed on reverse side)

                          (Continued from other side)

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. This Proxy will be voted as specified by the undersigned. This Proxy revokes any prior proxy given by the undersigned. UNLESS AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES IS SPECIFICALLY WITHHELD ACCORDING TO THE INSTRUCTIONS, A SIGNED PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS AND, UNLESS OTHERWISE SPECIFIED, FOR EACH OF THE OTHER PROPOSALS LISTED HEREIN AND DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting and Proxy Statement dated July 5, 1995, describing more fully the proposals set forth herein.

                                              Dated:......................,1995

                                              ..................................

                                              ..................................
                                                Signature(s) of Shareholder(s)

                                              Please date and sign name exactly
                                              as it appears hereon. Executors,
                                              administrators, trustees, etc.
                                              should so indicate when signing.
                                              If the shareholder is a
                                              corporation, the full corporate
                                              name should be inserted and the
                                              proxy signed by an officer of the
                                              corporation, indicating his title.